As filed with the U.S. Securities and Exchange Commission on April 22, 2026
Registration Nos. 033-91226
811-06025

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 35	☒
and/or

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 148	☒

Metropolitan Life Separate Account UL
(Exact Name of Registrant)

Metropolitan Life Insurance Company
(Name of Depositor)
200 Park Avenue
New York, NY 10166
(Address of Depositor’s Principal Executive Offices)
(212) 578-9500
(Depositor’s Telephone Number, including Area Code)
Monica Curtis
Executive Vice President and Chief Legal Officer
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166
(Name and Address of Agent for Service)

Copy to:
W. Thomas Conner, Esq.
Carlton Fields
1025 Thomas Jefferson Street, NW, Suite 400 West
Washington, DC 20007-5208
Approximate Date of Proposed Public Offering: April 27, 2026
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on April 27, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

April 27, 2026
Group Variable Universal Life Insurance Policies
Issued by Metropolitan Life Separate Account UL of
Metropolitan Life Insurance Company
Direct all correspondence and inquiries to the Administrative Office:
METLIFE GVUL
Administrative Office, Suite 600, 11330 Olive Boulevard, St. Louis, MO 63141
Phone number: (800) 756-0124
This Prospectus provides you with important information about the Group Variable Universal Life Policies (“Group Policies”) and the certificates issued under the Group Policies (“Certificates”) of Metropolitan Life Insurance Company (“Metropolitan Life,” “MetLife,” “we,” “our,” “us” or “the Company”). However, we will also issue a Group Policy to the Employer and Certificates to the Employees which are separate documents from the Prospectus. There may be differences between the description of the Group Policy and the Certificate contained in this Prospectus and the Group Policy issued to the Employer and the Certificate issued to the Employee due to differences in state law. Please consult the Group Policy and the Certificate for the provisions that apply in your state.
The Group Policies are designed to make available to Employees under the Certificates:
●
Life insurance coverage for Employees (and/or their spouses) of Employers who purchase a Group Policy;
●
Flexible premium payments, including the option of paying premiums through payroll deduction for Employees;
●
A death benefit that varies because it includes the Employee's cash value in addition to a fixed insurance amount; and
●
Ownership rights of Employees (and/or their spouses) set forth in a certificate (“Certificate”) issued in connection with the Group Policy.
You allocate Net Premiums to and may transfer cash value among a fixed interest account (“Fixed Account”) and the following Metropolitan Life Separate Account UL Divisions (Divisions may be referred to as “Investment Divisions” in the Policy and marketing material) which invest in the Portfolios listed in Appendix A.
If you are a new investor in the Certificate, you may cancel your Certificate within the later of: 10 days after you receive the Certificate; and 45 days after we receive the completed enrollment form without paying fees or penalties. In some states, this cancellation period may be longer. If you return the Certificate, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires). You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. This Prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Any representation otherwise is a criminal offense. Interests in the Separate Account, the Portfolios and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person. MetLife's obligations under the Policy are subject to its financial strength and claims-paying ability. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material. We do not guarantee how any of the Portfolios will perform.

GLOSSARY	50
APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CERTIFICATE	A-1

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CERTIFICATE
FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None	—
Transaction Charges
You may be subject to transaction charges if you surrender your
Certificate or make a partial withdrawal. You may also be charged for other transactions, such as when you make a premium payment or transfer cash value between investment options, or exercise your
Accelerated Benefits Rider.
Charges and Deductions – Charges Deducted from Premiums; Other Charges
Ongoing Fees and Expenses (annual charges)
In addition to charges described above, an investment in the
Certificate is subject to certain ongoing fees and expenses, including a mortality and expense risk charge and a monthly deduction
covering the cost of insurance under the Certificate and charges for optional benefits added by rider. Such fees and expenses are set based on characteristics of the insured (e.g., the age and rate class of the covered person, as well as the Group characteristics). There is also a monthly administration fee. Please refer to the specifications page of your Certificate for applicable charges.
You will also bear expenses associated with the Portfolios available under your Certificate, as shown in the following table:
				Charges and Deductions – Charges Included in the Monthly Deduction Charges and Deductions – Charges against the Separate Account
	ANNUAL FEE	MIN	MAX
	Investment options (Portfolio fees and expenses)	0.27%	0.85%
	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Certificate, including loss of principal.	Principal Risks
Not a Short-Term Investment
The Certificates are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make
premium payments and you may also pay a transaction charge when surrendering the Certificate. In addition, withdrawals may be subject to ordinary income tax and tax penalties.
Principal Risks
Risks Associated with Investment Options
An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the
performance of the Portfolios available under the Certificate. Each investment option (including any Fixed Account investment option)
has its own unique risks. You should review the investment options before making an investment decision.
Principal Risks
Insurance Company Risks
Investments in the Certificate are subject to the risks related to
Metropolitan Life, including any obligations (including under any
Fixed Account investment option), guarantees, and benefits of the
Certificate, including any death benefit, that are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (800) 756-0124 or by visiting https://www.metlife.com/about-
us/corporate-profile/ratings.
Principal Risks

RISKS	LOCATION IN PROSPECTUS
Contract Lapse
Your Certificate may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the Cash Surrender Value under your Certificate is insufficient to cover the monthly deduction. Lapse of a Certificate on which there is an outstanding loan may have adverse tax consequences. If the Certificate lapses, no death benefit will be paid. A Certificate may be reinstated if the conditions for reinstatement are met including the payment of required premiums.
Principal Risks
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
Certificate Owners may transfer cash value between and among the
Divisions and the Fixed Account. At the present time, no charge is assessed against the Cash Value of a Certificate when amounts are transferred among the Divisions of the Separate Account and
between the Divisions and the Fixed Account, but we reserve the right to impose a charge of $25 to cover administrative costs incurred in processing any transfer. In some cases, the maximum amount that you may transfer or withdraw from the Fixed Account in any Certificate year is the greater of: (i) $200 and (ii) 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years). Restrictions may apply to frequent transfers.

Metropolitan Life reserves the right to remove or substitute
Portfolios as investment options that are available under the
Certificate.
Cash Value, Transfers and Withdrawals – Cash Value Transfers
Optional Benefits
Benefit availability is subject to your Employer making the benefit available. Depending upon your Employer’s requirements, certain
Certificate benefits may only be able to be added during the
Employer’s annual enrollment. With respect to the dependent life benefit coverage (Spouse coverage or child coverage), depending upon your Employer's elected benefit, you may also need to be on active status. You should check with your Employer regarding the availability of benefits and whether you need to be on active status to elect the dependent life benefits (Spouse coverage or child coverage).
Optional Benefits
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
Consult with a tax professional to determine the tax implications of an investment in and payments received under this Certificate.

Withdrawals may be subject to ordinary income tax, and may be subject to tax penalties.

Lapse of a Certificate on which there is an outstanding loan may have adverse tax consequences.
Federal Tax Matters
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation relating to your ownership of a Certificate. These investment professionals may have a financial incentive to offer or recommend the Certificate over another investment.
Sales of Certificates

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of your current Certificate. You should only exchange your Certificate if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing
Certificate.
Sales of Certificates
OVERVIEW OF THE CERTIFICATE
Purpose of the Certificate
The Certificate is designed for use in Employer-sponsored life insurance programs to provide Employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death benefit and/or other benefits. The Certificate may be appropriate for an investor who has a longer time horizon, is not purchasing the Certificate for short-term liquidity needs and desires life insurance coverage.
Premium Payments
You can make premium payments, through: (i) Payroll Deduction-Where provided by your Employer, you may pay premiums through payroll deduction. Your Employer may require that you pay a minimum monthly amount in order to use payroll deduction. Your Employer may send payroll deductions to us as much as 30 days after the deduction is made; (ii) Planned periodic payments-If there is no payroll deduction available, you may elect to pay premiums monthly, quarterly or annually. The first premium may not be less than the planned premium; and (iii) Unscheduled premium payment option-You also can make other premium payments at any time which must be at least $100. You may not pay premiums that exceed tax law premium limitations for life insurance policies. The payment of a given premium will not necessarily guarantee that your Certificate will remain in force. Rather, this depends on the Certificate’s Cash Surrender Value. Insufficient premiums may result in lapse of the Certificate. Premiums may be allocated among the investment options including the Fixed Account. If you terminate your participation in optional benefits which have allocations to specific Divisions, you will remain invested in the same Divisions until you request allocations to different Divisions. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Certificate
The Certificate has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Transfers and Systematic Investment Strategies. You may transfer cash value among the Divisions and the Fixed Account, subject to certain limits, including restrictions on frequent transfers (see “Cash Value, Transfers and Withdrawals”). If elected by your Employer, you may also choose the RebalancerSM, a systematic investment strategy.
Specified Face Amount of Insurance. Within certain limits, you may choose your specified face amount of insurance when the Certificate is issued. You may also increase the amount at certain times determined by your

Employer and subject to our underwriting requirements. In certain cases, we will automatically increase the specified face amount at each Employee's salary increase on dates chosen by the Employer. You may also decrease the specified face amount.
Standard Death Benefit. The standard death benefit is the specified face amount of the Certificate plus the Certificate cash value at the date of death of the covered person.
Surrenders, Partial Withdrawals and Loans. Within certain limits, you may take partial withdrawals and loans from the Certificate. You may also surrender your Certificate for its Cash Surrender Value.
Tax Advantages. If you meet certain requirements, you will not pay income taxes on withdrawals or surrenders or at the Final Date of the Certificate, until your cumulative withdrawn amounts exceed the cumulative premiums you have paid. The death benefit may be subject to federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.
If the Certificate is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, during the first 15 Certificate years, in certain circumstances, a distribution may be subject to tax on an income-out-first basis if there is a gain in the Certificate (which is generally when your cash value exceeds the cumulative premiums you paid). Moreover, loans will generally not be treated as distributions prior to termination of your Certificate, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Certificate that is not a modified endowment contract are subject to the 10% penalty tax.
Optional Benefits and Riders. You may be eligible for certain benefits and riders subject to certain underwriting requirements and the payment of additional premiums. These are the Disability Waiver of Monthly Deduction Rider, Accelerated Benefits Rider, Children’s and Spouse’s Dependent Life Benefit coverage, Will Preparation Service Rider, Estate Resolution Services Rider, Digital Estate Planning Rider, Bereavement Services Rider, Grief Counseling Services Rider and Funeral Services Rider. We will deduct any charges for the benefits and riders as part of the monthly deduction.
Paid-Up Certificate Benefit. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a “paid-up” benefit. (“Paid-up” means no further premiums are required.)
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Certificate. Please refer to your Certificate’s specifications page for information about the specific fees you will pay each year based on the options that you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender or make withdrawals from the Certificate, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
State premium tax charge[1]	On payment of premium	2.55%[2]
Federal premium tax charge[1]	On payment of premium	0.35% of each premium payment
Surrender or Partial Withdrawal transaction fees[3]	On surrender, withdrawal or loan	$25
Transfer Charge[4]	On transfer of cash value among Divisions or to or from the Fixed Account	$25 per transfer[4]
Accelerated Benefits Rider Administrative Charge	At the time the Benefit is paid	$150[4]
1
Rather than deducting this charge from each premium payment you make, we have the option of deducting an equivalent amount as part of the monthly deduction. In that case, the amount of the deduction will be based on the amount of premium payments received under all Certificates issued in connection with the Group Policy. We will waive the state premium tax charge for Internal Revenue Code (the “Code”) Section 1035 exchanges from any other policy to a Certificate. We will also waive the state premium tax charge, as well as the charge for expected federal taxes attributable to premiums for 1035 exchanges, from another MetLife policy to a Certificate.
2
Currently, we are charging covered Employer groups rates up to 2.55%, which reflect the average state premium taxes currently being charged for the group. There is no specific maximum rate we may charge.
3
The transaction fee is the lesser of 2% of the amount withdrawn or $25. Generally, we will not apply any transaction fee for the surrender of a Certificate because of the termination of an Employer’s participation in the Group Policy. We are not currently imposing this charge. See your Certificate for more details.
4
We do not currently impose this charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges:
Cost of term insurance(1)
●Minimum and Maximum Charge	Monthly	$0.14 to $45.67 per $1,000 of net amount at risk
●Charge for a Representative Insured (2)		$0.59 per $1,000 of net amount at risk
Mortality and Expense Risk Charge(3)	Daily	Effective annual rate of 0.90% of the cash value in the Separate Account
Administration charge(4)	Monthly	$5
Loan Interest Spread(5)	Annually	Annual rate of 2% of the loan amount
Optional Benefit Charges:
Disability waiver of monthly deduction rider(6), (7)
●Minimum and Maximum Charge	Monthly	$0.14 to $45.67 per $1,000 of net amount at risk
●Charge for a Representative Insured (2)		$0.00 per $1,000 of net amount at risk

Charge	When Charge is Deducted	Amount Deducted
Dependent life benefits (spouse coverage only)(6), (8)
●Minimum and Maximum Charge	Monthly	$0.14 to $45.67 per $1,000 of net amount at risk
●Charge for a Representative Insured(2)		$0.59 per $1,000 of net amount at risk
Dependent life benefits (children coverage only)	Monthly	$0.18 per $1,000 of coverage
(1)
The cost of insurance charge varies based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. The cost of insurance charge may not be representative of the charge that any particular Certificate Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Certificate based on various assumptions.
(2)
A Representative Insured is a person that is age 45 in a hypothetical group derived from all groups to whom the Group Policy is offered. The Charge for a Representative Insured under the Dependent life benefit (children coverage) is the current charge that a Certificate Owner pays for all the Certificate Owner’s children covered under the rider.
(3)
Currently, we charge an effective annual rate of 0.45% of the cash value in the Separate Account. There may be differences in this charge for different Employer groups based on differences in the levels of mortality and expense risks.
(4)
This charge for a Certificate may vary based on differences in the levels of administrative services performed by us and by the Employer for the specific group under which the Certificate is issued. Currently, we charge between $0 and $3 per certificate. For certain groups, this charge is included in the overall cost of insurance charge.
(5)
We charge interest on Certificate loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. Currently the spread is equal to an annual rate of 0.25% of the loan amount.
(6)
Charges for this rider vary based on the Insured's individual characteristics. The rider charges shown in the table may not be representative of the charge that you will pay. Your Certificate will indicate the charges applicable to your Certificate. More detailed information concerning your charges is available on request from our Administrative Office.
(7)
The maximum charge for this rider does not increase the maximum charge outlined under the maximum charge of the Cost of Insurance Charge. Similarly, the charge for a representative insured is also $0.00 per $1,000 of the net amount at risk because the charge is included in the current Cost of Insurance Charge.
(8)
The Spouse’s life insurance benefit can be provided by rider or by a separate Certificate, depending upon what is available under your Group. The charges shown reflect the charges that apply to a Spouse Certificate. For a Spouse rider, the minimum and maximum charge is $0.14 to $45.67 per $1,000 of coverage and the charge for a representative insured is $0.59 per $1,000 of coverage
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Certificate. A complete list of the Portfolios available under the Certificate, including their annual expenses, may be found in Appendix A.
Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of average net assets) (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.27%	0.85%

PRINCIPAL RISKS
This Prospectus discusses the risks associated with purchasing the Certificate. Prospectuses for the Portfolios discuss the risks associated with investment in the Portfolio described therein. Each of the Divisions that is available to you under the Certificate invests solely in a corresponding “Portfolio” of an underlying mutual fund (“Fund”).
Investment Risk. MetLife does not guarantee the investment performance of the Divisions and you should consider your risk tolerance before selecting any of these options. If you invest Cash Value in one or more of the Divisions of the Separate Account, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Certificate. Each investment option (including any Fixed Account option) has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks of each of the Portfolios may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct certain Certificate fees and charges from your Certificate’s cash value, which can significantly reduce your Certificate’s cash value. During times of poor investment performance, these deductions may have an even greater impact on your Certificate’s cash value. It is possible to lose your full investment and your Certificate could lapse (terminate without value), unless you pay additional premiums.
If you allocate Cash Value to the Fixed Account, then we credit such Cash Value with a declared rate of interest. You assume the risk that the interest rate credited to the Fixed Account may decrease, although it will never be lower than the guaranteed minimum annual effective rate stated in your Certificate.
Surrender and Withdrawal Risks (Short-Term Investment Risk). The Certificates are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and are not suitable as a short-term savings vehicle. You should purchase the Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Certificate’s cash value in the near future. A surrender, in whole or in part, may have tax consequences.
Certificate Lapse. Your Certificate may lapse without value if you have paid an insufficient amount of premiums or if the investment experience of the Divisions is poor. If your Cash Surrender Value is not enough to pay the monthly deduction, your Certificate will lapse without value unless you make a premium payment sufficient to cover two monthly deductions within the 61-day grace period. If your Certificate does lapse, your insurance coverage will terminate (although you will be given an opportunity to reinstate your coverage if you satisfy certain requirements). Lapse of a Certificate on which there is an outstanding loan may have adverse tax consequences. In certain situations your Certificate may also terminate if your Employer ends its participation in the Group Policy.
Risk of an Increase in Current Fees and Expenses. We have the right to increase certain Certificate charges. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.
Limitations on Access to Cash Value. We limit partial withdrawals of cash value from the Certificates to amounts not less than $200 and in some cases, for amounts you request to withdraw from the Fixed Account, not more than the greater of (a) $200, and (b) 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).

Limitations on Transfers. We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Portfolio's prospectus for more details. The minimum amount you may transfer is $200 or, if less, the total amount in an investment option. In some cases, the minimum amount you may withdraw is $200 or, if less, the total amount in an investment option. We reserve the right to limit transfers from the Fixed Account in any Certificate year to 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).
Tax Treatment. We anticipate that the Certificate should generally be deemed a life insurance contract under federal tax law. Assuming that a Certificate qualifies as a life insurance contract for income tax purposes, you should not be deemed to be in receipt of any portion of your Certificate’s cash value until there is an actual distribution from the Certificate. Moreover, insurance proceeds payable under the Certificate should be excludable from the gross income of the Beneficiary. Although the Beneficiary generally should not have to pay federal income tax on the insurance proceeds, other taxes, such as estate taxes, may apply.
If you pay more than a certain amount of premiums, you may cause your Certificate to become a “modified endowment contract” (“MEC”) under federal tax laws. If it does, you will pay income taxes on loans and other amounts we pay out to you (except for payment of insurance proceeds) to the extent of any gains in your Certificate (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax penalty may also apply.
Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. As with any taxation matter, you should consult with and rely on the advice of your own tax adviser.
Loans. Before taking a Certificate loan you should consider that interest payments on loans are generally not deductible for tax purposes, that under certain situations, Certificate loans could be considered taxable distributions, and that amounts held in your Certificate loan account do not participate in the investment experience of the Divisions or receive the interest rate credited to the Fixed Account, either of which may be higher than the interest rate credited on the amount you borrow. If you surrender your Certificate or if we terminate your Certificate, or at the Final Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution (see “Federal Tax Matters — Loans”). In addition, a Certificate loan increases the chances of our terminating your Certificate due to insufficient cash value and your Certificate's death proceeds will be reduced by any unpaid loan (plus any accrued and unpaid loan interest).
Pandemics and Other Public Health Issues, and Other Events. Pandemics and other public health issues or other events, and governmental, business, and consumer reactions to them, may affect economic conditions and may cause a large number of illnesses or deaths. Hurricanes, windstorms, earthquakes, hail, tornadoes, explosions, severe winter weather, fires, floods and mudslides, blackouts and man-made events such as riot, insurrection, terrorist attacks or acts of war may also cause catastrophic losses and increased claims. Any such catastrophes may also result in changes in consumer or business confidence, behavior and investment and business activity, changes to interest rates and other market risk factors, and governmental or other restrictions on economic activity for prolonged periods.
Cybersecurity. Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of Certificate transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Insurance Company Risks. Certificates are subject to the risks related to Metropolitan Life. Any obligations (including under any Fixed Account investment option), guarantees, and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (800) 756-0124 or by visiting www.metlife.com/about-us/corporate-profile/ratings.
Terrorism and Security Risk. The continued threat of terrorism, ongoing or potential military conflict and other actions, and heightened security measures may cause economic uncertainty and result in loss of life, property damage, additional disruptions to commerce and reduced economic activity. The value of MetLife's investment portfolio may be adversely affected by declines in the credit and equity markets and reduced economic activity caused by such threats. Companies in which we maintain investments may suffer losses as a result of financial, commercial or economic disruptions, and such disruptions might affect the ability of those companies to pay interest or principal on their securities or mortgage loans. Terrorist or military actions also could disrupt our operations centers and result in higher than anticipated claims under our insurance policies.
Technology Risk. Our business operations rely on functioning and secure information systems, including those of our vendors and other third parties. Technological changes present us with new or intensified challenges, and if we are unable to foresee or adapt to these changes, our business may be adversely affected.
Technological changes may affect our business model and how we interact with our customers. The growth and availability of AI technologies, including generative AI, presents significant opportunities but also complex challenges; these include balancing and mitigating potential risks of harm posed by the development or deployment of AI technologies, as well as implementing and maintaining controls reasonably designed to ensure compliance with an increasingly complex AI regulatory landscape, with evolving requirements that may vary across jurisdictions. We may fail to adopt new technologies as effectively or efficiently as others, leading to competitive harm. If we are unable to update our business model to match evolving consumer preferences or the evolving technological landscape, we may be adversely affected.
New technologies may impact the configuration of our information systems, and how they connect with those of our vendors, service providers and/or partners. Such technological developments may introduce or uncover information security vulnerabilities, which may result in breaches, increased costs associated with maintaining appropriate data privacy, data protection, and cybersecurity measures, enforcement actions against us by regulators or other outcomes that may adversely impact our operations or business. In addition, any such vulnerability that results in a security breach or failure of our information systems, or those of third parties on which we rely, may result in litigation, regulatory action, negative impacts to our business operations, and reputational harm.

METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, Employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife and MetLife is obligated to pay all amounts promised to you under the Certificates, subject to its financial strength and claims-paying ability.
THE FIXED ACCOUNT
The Fixed Account is part of our general assets that are not in any legally segregated separate accounts. Note that the obligations of the Fixed Account are subject to the financial strength and claims-paying ability of MetLife. The minimum guaranteed interest rate will vary based on the provisions stated in the Certificate but will never be lower than 3%. We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account.
We credit the guaranteed and excess interest on each “Valuation Date” (as defined below in “Other Certificate Provisions — When Your Requests Become Effective”). We guarantee the credited interest, and it becomes part of the Certificate’s cash value in the Fixed Account. We charge the portion of the monthly deduction that is deducted from the Fixed Account against the most recent premiums paid and interest credited thereto.
We can delay transfers, withdrawals, surrender and payment of Certificate loans from the Fixed Account for up to six months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Group Policy and the Certificate give you more information on the operation of the Fixed Account.
SEPARATE ACCOUNT
The Separate Account receives premium payments from the Group Policies and Certificates described in this Prospectus and other variable life insurance policies that we issue. The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. We will keep an amount in the Separate Account that at least equals the value of our commitments to Policy Owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.
We are obligated to pay all amounts and other benefits to which you are entitled under the terms of your Certificate. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Policy or other products that are funded through the Separate Account. The amount of the death benefit and any optional benefits that exceeds the Certificate’s cash value in the Separate Account is paid from our general account. Death benefits and any optional benefits paid from the general account are subject to the financial strength and claims paying ability of MetLife. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.
The investment adviser to certain Portfolios offered with the Group Policy or with other variable life insurance policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While we do not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Divisions. The Separate Account has subdivisions, called “Divisions.” Each Division invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new Divisions to or eliminate Divisions from the Separate Account. You can designate how you would like your Net Premiums and cash value to be allocated among the available Divisions and our Fixed Account. In some cases, your Employer retains the right to allocate the portion of any Net Premium it pays (rather than any premium you pay). If so, the Certificate will state this. Amounts you allocate to each Division receives the investment experience of the Division, and you bear this investment risk.
THE FUNDS
Each of the Funds is a “series” type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). Each Fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding Division of the Separate Account invests. You should read each Portfolio prospectus carefully.
Portfolios Available Under the Certificate
Cash Value allocated to a Division will vary based on the investment experience of the corresponding Portfolio in which the Division invests. There is a risk of loss of the entire amount invested. The Portfolios available under the Certificate including each Portfolio name, Portfolio type, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Portfolio Prospectus and Statement of Additional Information contains information about each Fund and its Portfolios and may be obtained by visiting https://dfinview.com/metlife/PUFT/MET000225 or calling (800) 756-0124.
Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.
Certain Payments We Receive With Regard to the Portfolios. An investment adviser or subadviser of a Portfolio, or its affiliates may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Certificates and, in the Company's role as intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners and Certificate Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Certificates and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Certificates and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies. Underlying investment managers or sub-investment managers may have an incentive to promote their underlying funds at these sales meetings and thereby receive greater compensation based on assets under management.
As of December 31, 2025, approximately 85% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by MetLife and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Policy Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio’s 12b-1 Plan, if any, is described in more detail in each Portfolio’s prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
Selection of Portfolios. We select the Portfolios offered through the Certificate based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Other factors we consider during the selection process is whether the Portfolio’s adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised or sub-advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised or sub-advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. In some cases, we have included Portfolios based on recommendations made by selling firms through which the Policy is sold. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios. We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the cash value of your Policy resulting from the performance of the Portfolios you have chosen.
The Portfolio Share Classes that We Offer
The Portfolios offer various classes of shares, each of which has a different level of expenses. The Portfolio prospectuses may provide information for share classes or Portfolios that are not available through the Certificate. When you consult the Portfolio prospectus for a Portfolio, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Certificate.
Substitution of Portfolios
If investment in the Portfolios or a particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Certificates, or for any other reason in our sole discretion, we may substitute another portfolio without your consent. The substituted Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close Divisions to allocation of premium payments or cash value, or both, for some or all classes of Certificates, at any time in our sole discretion.
We cannot guarantee that the shares of the Portfolios will always be available. The Portfolios each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Portfolio distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Portfolio shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Portfolio is no longer available, we will take reasonable steps to obtain alternative investment options.
Purchase and Redemption of Portfolio Shares by the Separate Account
As of the end of each Valuation Period (see “Valuation Period” description below in “Other Certificate Provisions — When Your Requests Become Effective”), purchases and redemptions of Portfolio shares for the Separate Account are made at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
●
The allocation of net premiums to the Separate Account;
●
Dividends and distributions on Portfolio shares, which are reinvested as of the dates paid (which reduces the value of each share of the Portfolio and increases the number of Portfolio shares outstanding, but has no effect on the cash value in the Separate Account);
●
Certificate loans and loan repayments allocated to the Separate Account;
●
Transfers to and among Divisions;
●
Withdrawals and surrenders taken from the Separate Account; and
●
Deduction of any fees and charges taken from the Separate Account

Voting Rights
The Funds have shareholder meetings from time to time to, for example, elect directors and approve some changes in investment management arrangements. You can give us voting instructions on shares of each Portfolio of a Fund that are attributed to your Certificate. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. We will vote all shares in proportion to the instructions received. If we do not receive your instructions we will vote your shares in the same proportion as represented by the votes received from other Owners. The effect of this proportional voting is that a small number of Owners may control the outcome of a vote. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Portfolio shares in our own right, without input from you or any other Owners of variable life insurance policies or variable annuity contracts that participate in a Portfolio of a Fund.
Contacting Us
You can communicate all of your requests, instructions and notifications to us by contacting us in writing at your Administrative Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Certificate loan; changing the specified face amount; taking a partial withdrawal; surrendering the Certificate; making transfer requests (including elections with respect to the systematic investment strategies); or changing your premium allocations. Your Administrative Office is our office at MetLife GVUL. The mailing address is MetLife GVUL; Suite 600; 11330 Olive Boulevard; St. Louis, MO 63141. We may name additional or alternate Administrative Offices. If we do, we will notify you in writing.
ISSUING A GROUP POLICY AND A CERTIFICATE
We will issue a Certificate to you as Owner. Unless your Employer has reserved otherwise, you will have all the rights under the Certificate, including the ability to name a new Owner or contingent Owner.
We may issue a Group Policy to an employer or association (“Employer”) or to a trust through which an Employer participates. Generally, the minimum number of people in a group that is required before we will issue a Group Policy directly to an Employer is 200 lives. However, we reserve the right to issue a Group Policy or provide coverage to an Employer that does not meet this minimum.
Employees of Employers and members of associations (“employees”) may own Certificates issued under their Employer’s Group Policy. If you want to own a Certificate, then you must complete an enrollment form, which must be received by the Administrative Office. We reserve the right to reject an enrollment form for any reason permitted by law, and our acceptance of an enrollment form is subject to our underwriting rules.
Generally, we will issue a Certificate only to an eligible Employee, or a spouse of an eligible Employee when permitted by the Employer. The person upon whose life the Certificate is issued is called the covered person. The Owner is generally the Employee unless the enrollment form designates someone else as Owner. For the purpose of computing the covered person’s age under the Certificate, we start with the covered person’s age on a day selected by your Employer. Age can be measured from December 31st in a given year, or from any other date agreed to by your Employer and us.
The Date of Certificate is set forth in the Certificate and is the effective date for life insurance protection under the Certificate. We use the Date of Certificate to calculate the Certificate years (and Certificate months and monthly anniversaries).

PAYMENT AND ALLOCATION OF PREMIUMS
You can make planned periodic premium payments and unscheduled premium payments. The payment of a given premium will not necessarily guarantee that your Certificate will remain in force. Rather, this depends on the Certificate’s Cash Surrender Value. If the Cash Surrender Value on any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction.
Paying Premiums
You can make premium payments, subject to certain limitations discussed below, through:
●
Payroll Deduction: Where provided by your Employer, you may pay premiums through payroll deduction. Your Employer may require that you pay a minimum monthly amount in order to use payroll deduction. Your Employer may send payroll deductions to us as much as 30 days after the deduction is made.
●
Planned periodic payments: If there is no payroll deduction available, you may elect to pay premiums monthly, quarterly or annually.
●
Unscheduled premium payment option: You also can make other premium payments at any time.
We do not accept premiums made in cash or by money order.
If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Certificate.
Please note that if your Employer does not remit premiums on a timely basis in accordance with the established premium payment schedule, you may not participate in the investment experience under your Certificate until the premium has been received and credited to your Certificate in accordance with our established administrative procedures.
Maximum and Minimum Premium Payments
●
The first premium may not be less than the planned premium.
●
Unscheduled premium payments must be at least $100 each. We may change this minimum amount on 90 days notice to you.
●
You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Certificate from terminating. If we receive a premium payment that, together with the remaining scheduled premium payments for the Certificate year, would cause a Certificate to become a Modified Endowment Contract (“MEC”), we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Certificate becoming a MEC. We will notify you when we believe that a premium payment will cause a Certificate to become a MEC. In addition, we will notify you if your Policy becomes a MEC for any other reason and you may request that we refund any premium received that would cause the Certificate to become a MEC, increase your face amount so that the Policy does not become a MEC or acknowledge that you want your Policy to become a MEC.

Allocating Net Premiums
Generally, you indicate on your enrollment form the initial allocation of Net Premiums (your premiums minus the charges deducted from your premiums) among the Fixed Account and the Divisions. In some cases, your Employer has the right to allocate the portion of any net premiums it pays (but not any premiums that you pay) until the covered person retires (if the covered person is employed by your Employer) or the Certificate becomes portable. (See “Portable Certificate” under “Other Certificate Provisions — Effect of Termination of Employer Participation in the Group Policy.”) If you fail to provide allocation instructions, we may allocate net premiums as described in the application. The Certificate includes a description of your right to allocate net premiums.
The percentage of your net premium allocation into each of these Divisions must be a minimum of 10% and in whole numbers. You can change your allocations at any time by giving us written notification at our Administrative Office or in any other manner that we permit.
STANDARD DEATH BENEFITS
If the Certificate is in force, we will pay your Beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured’s date of death. We will pay this amount after we receive documents that we request as due proof of the Insured’s death.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest and to which the accountholder has immediate and full access, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds. We will pay interest on the proceeds as required by applicable state law.
Unless otherwise requested and subject to state law, the Certificate’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account (if the death proceeds meet the required minimum). The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Certificate surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
The insurance proceeds equal:
●
the death benefit provided on the date of death or the alternate death benefit; plus
●
any additional insurance proceeds provided by rider; minus
●
any unpaid Certificate loans and accrued interest thereon; minus
●
any due and unpaid charges accruing during a grace period.
The amount of the death benefit that exceeds the Certificate’s cash value is paid from our general account. Death benefit amounts paid from our general account are subject to the claims of our creditors.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of two to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary, Policy Owner or the Certificate Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Certificate’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation, including complete names and complete contact information, if and as it changes. You should contact your Administrative Office at (800) 756-0124 in order to make a change to your Beneficiary designation.
Standard Death Benefit
The death benefit varies and equals the specified face amount of insurance of the Certificate plus the cash value on the date of death.
Alternate Death Benefit
In order to ensure that the Certificate qualifies as life insurance under the federal income tax laws, the Beneficiary will receive an alternate death benefit if it is greater than the amount that the Beneficiary would have received under the death benefit described above. The alternate death benefit is calculated by multiplying the Certificate’s cash value by a prescribed percentage. The prescribed percentage is determined by the covered person’s age at the time of the calculation and declines as the covered person grows older. The alternate death benefit is as follows:
Age of Covered Person at Death	% of Cash Value*
40 and less	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75 to 90	105%
95	100%
*
For the ages not listed, the percentage decreases by a ratable portion for each full year.
During any period when your cash value is high enough that the alternate death benefit applies, your charges for insurance costs will be higher, since the effective amount of your coverage will be greater. In no event will the death benefit be less than the minimum insurance amount required under current federal income tax rules applicable to the definition of life insurance as in effect on the date your Certificate is issued.

Specified Face Amount
The specified face amount is the basic amount of life insurance specified in the Certificate. The Minimum Specified Face Amount is the smallest amount of specified face amount for which a Certificate may be issued, and is set forth in the Certificate. This amount will never be less than $10,000.
Generally, you may change your specified face amount subject to certain limitations. Any change you request will be effective on the monthly anniversary on or next following our approval of your request. You are permitted to decrease the specified face amount to as low as the Minimum Specified Face Amount set forth in the Certificate.
You may request an increase on dates determined by your Employer and set forth in the Certificate. If you are a qualifying Employee, we will make automatic increases in the specified face amount when your salary increases on a date or dates determined by your Employer. However, you can notify us in writing at any time that you do not desire such automatic increases in the future. Any requirements as to the minimum amount of an increase are set forth in the Certificate. Any increase is subject to our underwriting rules which may include a requirement for evidence satisfactory to us of the covered person’s insurability.
Before you change your specified face amount you should consider the following:
●
The insurance portion of your death benefit will change. This will affect the insurance charges, cash value and death benefit levels;
●
Reducing your specified face amount may result in our returning an amount to you which, if it occurs during the first 15 Certificate years, could then be taxed on an income first basis, even if the Certificate is not a MEC;
●
The amount of additional premiums that the tax laws permit you to pay into the Certificate may increase or decrease. The additional amount you can pay without causing the Certificate to be a MEC for tax purposes may also increase or decrease (see “Federal Tax Matters — Modified Endowment Contracts”); and
●
The Certificate could become a MEC in certain circumstances.
CASH VALUE, TRANSFERS AND WITHDRAWALS
Cash Value
The Certificate’s cash value equals:
●
the Fixed Account cash value; plus
●
the Loan Account cash value; plus
●
the Separate Account cash value.
The Certificate’s Cash Surrender Value equals your cash value minus:
●
any outstanding Certificate loans (plus any accrued and unpaid loan interest);
●
any accrued and unpaid monthly deduction; and
●
any surrender transaction fee.
Unless the Group Policy is still in its first year, we will, on the Investment Start Date for the Certificate, allocate your cash value among the Divisions as you requested your net premiums to be allocated in your enrollment form or a subsequent reallocation request. See “Investment Start Date” description below in “Other Certificate

Provisions — When Your Requests Become Effective.” If the Group Policy is still in its first year, we will make this allocation 20 days after the Investment Start Date.
Thereafter, at the end of each Valuation Period the cash value in a Division will equal:
●
the cash value in the Division at the beginning of the Valuation Period; plus
●
all net premiums, loan repayments and cash value transfers into the Division during the Valuation Period; minus
●
all partial cash withdrawals, loans and cash value transfers out of the Division during the Valuation Period; minus
●
the portion of any charges and deductions allocated to the cash value in the Division during the Valuation Period; plus
●
the net investment return for the Valuation Period on the amount of cash value in the Division at the beginning of the Valuation Period.
The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the Portfolio during the period. The cash value in a Division depends on the net investment experience of its corresponding Portfolio and reflects the fees and expenses of the Portfolio. We determine the cash value of a Division as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day that the Exchange is open for trading.
Cash Value Transfers
The minimum amount you may transfer is $200 or, if less, the total amount in a Division. You may make transfers at any time after the Investment Start Date. In some cases, your Employer retains the right to transfer the portion of any net premiums it pays (but not any premiums you pay). The Certificate will set forth any such Employer rights.
In some cases, the maximum amount that you may transfer or withdraw from the Fixed Account in any Certificate year is the greater of:
●
$200 and
●
25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).
Any such limit does not apply to;
●
a full surrender;
●
any loans taken;
●
any transfers under a systematic investment strategy
It is important to note that due to the restrictions on transfers from the Fixed Account, it could take a number of years to fully transfer a current balance in the Fixed Account to the Divisions. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon.
The Certificate includes a description of your cash value transfer rights. We do not charge for transfers. Currently, transfers are not taxable transactions.

Restrictions of Frequent Transfers
Frequent requests from Certificate Owners to transfer cash value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Certificate Owners and other persons who may have an interest in the Certificates (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (these Portfolios, referred to as the “Monitored Funds,” are identified below) and we monitor transfer activity in those Monitored Funds.
The following Portfolios are “Monitored Funds”:
●
Invesco Global Equity Portfolio
●
Baillie Gifford International Stock Portfolio
●
MetLife MSCI EAFE® Index Portfolio
●
MetLife Russell 2000® Index Portfolio
●
T. Rowe Price Small Cap Growth Portfolio
●
Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more “round- trips” involving any Portfolio in the given category. A roundtrip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Funds at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Certificate to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Transfers made under one of the systematic investment strategies described in the Prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Certificates. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Certificates. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.
In addition, Owners and other persons with interests in the Certificates should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance Policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Certificate Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Fund believes that an omnibus order reflects one or more transfer requests from Certificate Owners engaged in frequent trading, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Certificate Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Systematic Investment Strategies. For certain groups, you can choose the RebalancerSM You can also change or cancel your choice at any time. The RebalancerSM allows you to periodically redistribute amounts in the Fixed Account and the Divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution each quarter.
These transfer privileges allow you to take advantage of investment fluctuations, but do not assure a profit nor protect against a loss in declining markets.
Surrender and Withdrawal Privileges
You can surrender the Certificate for its Cash Surrender Value. We may ask you to return the Certificate before we honor your request to surrender the Certificate. The proceeds will be paid in a single sum. If the insured dies after you surrender the Certificate but before the end of the Certificate month in which you surrendered the Certificate, we will pay your beneficiary an amount equal to the difference between the Certificate’s death benefit and its cash value, computed as of the surrender date.
You can make partial withdrawals if the withdrawal is at least $200.
Surrender and withdrawal requests are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Administrative Office. (Exceptions to this general rule are noted below.)
A Valuation Period is the period between two successive Valuation Dates. A Valuation Period begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.
The Valuation Date is each day on which the Exchange is open for trading.
The Certificate includes a description of your rights to make partial withdrawals. If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Certificate. We will deduct your withdrawal from the Fixed Account and each of the Divisions of the Separate Account in the same proportion that the Certificate’s cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the Divisions.
As regards payment of amounts attributable to a check, we can wait for a reasonable time (15 days or less) to let the check clear.
Before surrendering the Certificate or requesting a partial withdrawal you should consider the following:
●
Transaction fees of up to $25 (but not greater than 2% of the amount withdrawn) may apply, if the Certificate so states;
●
Amounts received may be taxable as income and, if your Certificate is a MEC, subject to certain tax penalties;
●
If you also decrease your specified face amount at the time of the withdrawal, the Certificate could become a MEC; and

●
For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal. In some cases you may be better off taking a Certificate loan, rather than a partial withdrawal.
We may also suspend or postpone payment for a withdrawal or income payment when we have a reasonable belief that the payment being requested is connected to financial exploitation of a Specified Adult. A Specified Adult is a person who is age 65 or older or a person aged 18 or older who has a mental or physical impairment that renders the individual unable to protect his or her own interests. If we reasonably suspect financial exploitation of a Specified Adult, we will place a temporary hold on the payment, transfer the amount of the payment to the Fixed Account and provide notification to You, the Trusted Contact Person(s) on file and any other party authorized to make transactions under the contact that a hold has been placed on the payment(s) pending further investigation. A Trusted Contact Person is the person or persons designated by You as a person we may contact should we not be able to contact You or if You are a Specified Adult and we reasonably believe or suspect that You have or are being financially exploited. The Trusted Contact Person may be changed by You by contacting our Administrative Office. We may hold the payment for up to 15 business days (or longer under certain conditions) after the temporary hold was placed while we conduct further investigation, unless the period is extended by a regulator or court order.
Benefit at Final Date
The Final Date is the Certificate anniversary on which the covered person reaches age 95. Subject to certain conditions, we will allow you to extend that date where permitted by state law. If the covered person is living on the Final Date, we will pay the Cash Surrender Value of the Certificate to the Certificate Owner (generally the employee). The Certificate Owner will receive the Cash Surrender Value in a single sum.
Paid-Up Certificate Provision
Under this provision, you can choose to terminate the Certificate’s usual death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a “paid-up” benefit under the Certificate. (“Paid-up” means no further premiums are required.) Thereafter, you may no longer allocate cash value to the Separate Account or the Fixed Account. You will receive in cash any remaining Cash Surrender Value that is not used to elect a paid-up benefit. The paid-up benefit must not be:
●
more than can be purchased using the Certificate’s Cash Surrender Value;
●
more than the death benefit under the Certificate at the time you choose to use this provision; or
●
less than $10,000.
Loan Privileges
You can borrow from us and use the Certificate as security for the loan. The amount of each loan must be:
●
At least $200; and
●
No more than 75% of the Cash Surrender Value (unless state law requires a different percentage to be applied, as set forth in your Certificate) when added to all other outstanding Certificate loans.
For certain Group Policies, we may charge a transaction fee of up to $25 for each loan if the Certificate so states.
As of your loan request’s Date of Receipt, we will:
●
Remove an amount equal to the loan, and an amount equal to the present value of the loan interest due, from your cash value in the Fixed Account and each Division of the Separate Account in the same proportion that the Certificate’s cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the Divisions. The present value of the loan interest due is the loan interest due at the next Certificate anniversary, discounted at an interest rate equal to the current Loan Account crediting rate;
●
Transfer such cash value to the Loan Account, where it will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Certificate loans, determined by us. This percentage charge is referred to as the Loan Interest Spread, described in further detail below and will not exceed 2%, and the minimum rate we will credit to the Loan Account will be 3% per year (for Group Policies issued prior to March 1, 1999, the minimum rate is 4%). At least once a year, we will transfer any interest earned in your Loan Account to the Fixed Account and the Divisions, according to the way that we then allocate your net premiums;
●
Charge you interest, which will accrue daily at a rate of up to 8% per year (which is the maximum rate we will ever charge). We will determine the current interest rate applicable to you at the time you take a loan. Your interest payments are generally due at the beginning of each Certificate year. However, we reserve the right to make interest payments due in a different manner. If you do not pay the amount within 31 days after it is due, we will treat it as a new Certificate loan.
Repaying your loans (plus accrued interest) is done by sending in payments at any time before the Final Date while the covered person is living. You should designate whether a payment is intended as a loan repayment or a premium payment, since we will treat any payment for which no designation is made as a premium payment. We will allocate your repayment to the Fixed Account and the Divisions, in the same proportion that net premiums are then allocated.
Before taking a Certificate loan you should consider the following:
●
Interest payments on loans are generally not deductible for tax purposes;
●
Under certain situations, Certificate loans could be considered taxable distributions;
●
Amounts held in your Loan Account do not participate in the investment experience of the Divisions or receive the interest rate credited to the Fixed Account, either of which may be higher than the interest rate credited on the amount you borrow;
●
If you surrender the Certificate or if we terminate the Certificate, or at the Final Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution (see “Federal Tax Matters — Loans” below);
●
A Certificate loan increases the chances of our terminating the Certificate due to insufficient Cash Surrender Value. We will terminate the Certificate with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within the greater of (i) 61 days of the monthly anniversary, or (ii) 30 days after the date notice of the start of the grace period is mailed to you;
●
Your Certificate’s death proceeds will be reduced by any unpaid loan (plus any accrued and unpaid loan interest).
ADDITIONAL BENEFITS AND RIDERS
In addition to the standard death benefit associated with your Certificate, other standard and/or optional benefits may also be available to you, subject to state availability. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description Of Restrictions Or Limitations
Disability Waiver of Monthly Deduction Rider	This rider provides for the waiver of certain monthly deductions, upon proof of total disability.	Standard
The rider is standard if
elected by the Employer at
the group level. There is no
individual election at the
Employee level, and the
Employee may not terminate
the benefit. You should ask
your Employer if this benefit
is included.

Dependent Life Benefit — Children’s Term Insurance Benefit Rider	This rider provides term life insurance coverage for the Employee's children.	Optional
You may choose to add this
benefit if your Employer
makes the benefit available.
Depending upon your
Employer's elected rider
benefit, you may also need to
be on active status. You
should ask your Employer if
this benefit is included and
whether you need to be on
active status in order to elect
it.

Dependent Life Benefit — Spouse's Insurance Benefit	This benefit provides life insurance coverage for the Employee's spouse.	Optional
You may choose to add this
benefit if your Employer
makes the benefit available.
Depending upon your
Employer's elected benefit,
you may also need to be on
active status. You should ask
your Employer if this benefit
is included and whether you
need to be on active status in
order to elect it.

Accelerated Benefits Rider	This rider permits the insured to accelerate a portion of the applicable death benefit if the Employee is terminally ill as defined in the rider.	Standard
The rider is standard if
elected by the Employer at
the group level. There is no
individual election at the
Employee level, and the
Employee may not terminate
the benefit. You should ask
your Employer if this benefit
is included.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description Of Restrictions Or Limitations
Paid-Up Certificate Benefit	Terminates the death benefit (and any riders in effect) and uses all or part of the Cash Surrender Value as a single premium for a “paid-up” benefit.	Standard
The paid-up benefit must not
be more than can be
purchased using the
Certificate’s Cash Surrender
Value, more than the death
benefit under the Certificate
at the time you choose to use
this provision, or less than
$10,000.

Will Preparation Service Rider	MetLife makes a will preparation service available to you (subject to state variations).	Standard	The rider is standard unless your Employer decides not to make it available. The will preparation service is made available through a MetLife affiliate.
Estate Resolution Services Rider	This rider provides certain probate services in the event you or your Spouse dies (subject to state variations).	Standard	The rider is standard unless your Employer decides not to make it available. The will preparation service is made available through a MetLife affiliate.
Digital Estate Planning Rider	MetLife makes a Digital Estate Planning Platform available to you (subject to state variations).	Standard	The rider is standard unless your Employer decides not to make it available. The Digital Estate Planning Platform is made available through a MetLife affiliate.
Bereavement Services Rider	This benefit provides certain bereavement services to beneficiaries.	Standard	The rider is standard unless your Employer decides not to make it available. The bereavement services are made available by a third-party provider.
Grief Counseling Services Rider	This benefit provides certain grief counseling services to beneficiaries.	Standard	The rider is standard unless your Employer decides not to make it available. The grief counseling services are made available by a third-party provider.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description Of Restrictions Or Limitations
Funeral Services Rider	This benefit provides certain funeral services to you, your spouse and children.	Standard	The rider is standard unless your Employer decides not to make it available. The funeral services are made available by a third-party provider.
Rebalancer(SM)	Allows you to redistribute amounts in the Fixed Account and the Divisions in the same proportion that the net premium are then being allocated on a quarterly basis.	Standard	You may elect this option if your Employer makes it available. You should ask your Employer if this option is available.

Disability Waiver of Monthly Deduction Rider. Upon proof of disability, this rider provides for a waiver of monthly deduction amounts with respect to the specified face amount covered by the rider. If you purchased this rider and the insured became disabled as defined in the rider, while the Certificate and the rider were still in force the eligible portion of monthly deductions would be waived while the insured was disabled. An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Certificate’s termination. For this reason, it may be advantageous for the Owner, at the time of total disability, to reduce the specified face amount to that covered by this rider.
For example, if you become totally disabled as defined in the rider, your life insurance coverage remains in force, without premiums being paid. This waiver applies to both the Employees insurance coverage and any associated rider coverages but does not include any optional investment premium or separate Spouse Certificate.
Dependent Life Benefit - Children’s Term Insurance Benefit Rider. This rider provides term insurance on the lives of children of the Insured. Under the rider, we will pay the term insurance benefit to the Beneficiary upon the death of the insured child while the rider is in force.
For example, if you purchased this rider on your Certificate for a coverage amount of $2,000 and one of your children were to die while your Certificate and this rider were in force, we would pay a $2,000 benefit to the Beneficiary.
Spouse's Life Benefit. Depending on your Employer, this benefit is either a Spouse's term insurance benefit which provides term insurance on your Spouse or a separate Spouse's Certificate, which provides for the accumulation of its own Cash Value. Under the benefit, we will pay the insurance benefit to the Beneficiary upon the death of the insured Spouse while the coverage is in force.
For example, if you have $2,000 of coverage and your Spouse dies while the coverage is in force, we would pay a $2,000 benefit to the Beneficiary. .
Accelerated Benefits Rider. Under this rider, you may accelerate payment of all or part of the Certificate's death benefit if the Insured is terminally ill, as defined in the rider. If you added this rider to your Certificate and both the Certificate and rider were in force at a time where the Insured was determined to be terminally ill (per the terms of the rider), you could request an acceleration of some or all of the death benefit (subject to the minimums and maximums). Payment under this rider may affect eligibility for benefits under state or federal law.
For example, if the Certificate's death benefit was $100,000, you could elect up to 80% of this amount minus any loan or loan interest outstanding. .
Paid-Up Certificate Benefit. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a paid up benefit. (Paid up means no further premiums are required.)
For example, if you have a Cash Surrender value of $10,000, you may terminate the death benefit and any riders in effect and purchase a paid up benefit for $10,000 which will be payable upon the Insured’s death.
Will Preparation Service Rider. This rider provides you with a will preparation service (“Service”) while this rider and the Certificate are in force. This Service is made available to you, at no cost, through a MetLife affiliate (“Affiliate”). This Service provides for a will to be prepared by attorneys designated by the Affiliate for you and your Spouse. If you have a will prepared by an attorney not designated by the Affiliate, you must pay the attorney’s services directly. Upon proof of such payment, you will be reimbursed for the attorney’s services in an amount equal to the lesser of the amount you paid for the attorney’s services and the amount customarily reimbursed for such services by the Affiliate.
For example, if you decide that you would like to have a codicil to your will prepared, this service enables you to work one-on-one with an attorney, in-person, on the phone, or online to prepare the codicil to your will free of charge, subject to state variations.
Estate Resolution Services Rider. If you or your Spouse die while this rider and the Certificate are in force, a probate benefit (the “Benefit”) will be made available to the estate of the deceased. The Benefit is available through an Affiliate. The Benefit provides for certain probate services to be made available, free of charge, by attorneys designated by the Affiliate. If probate services are provided by an attorney not designated by the Affiliate, the estate of the deceased must pay for those attorney’s services directly. Upon proof of such payment, the estate of the deceased will be reimbursed for the attorney’s services in an amount equal to the lesser of the amount such estate paid for the attorney’s services and the amount customarily reimbursed for such services by the Affiliate.
For example, the executor of your estate may use the Benefit to receive unlimited consultations, either face-to-face with an attorney or by phone to assist in settling your estate.
Digital Estate Planning. A Digital Estate Planning Platform is included with Group Variable Universal Life (GVUL) Insurance at no additional cost. MetLife has arranged for this platform to be provided by a MetLife affiliate (the "Affiliate"). This platform will be made available to Employees and their Spouses through https://login.legalplans.com/login and includes facilitation of the selection, completion and execution of common estate planning documents.
Beneficiary and Bereavement Services. Beneficiary and Bereavement Services are included with Group Variable Universal Life (GVUL) Insurance for no additional premium. MetLife may arrange for some portion of these services to be provided to Owners and Beneficiaries by a third-party provider.
Grief Counseling Services Rider. Employees who become insured under the Group Contract are eligible to receive non-insured grief counseling services at no additional premium. MetLife has arranged for these services to be provided to Employees through a third-party service provider. MetLife is not responsible for providing or failing to provide these services nor is it liable for any negligence in the provision of such services by the third-party service provider.
Funeral Services Discount Disclosure. Employees who become insured under the Group Contract are eligible to receive discounts of up to 10% off the service provider’s standard price for certain funeral services including funeral, cremation and cemetery products and services provided by a third-party national network of funeral and funeral planning providers while such insurance remains in effect. Employees who become insured will also have access to funeral planning resources including funeral planning tools and concierge services provided by the same national network of providers. MetLife has arranged for these services and discounts to be provided to Employees and their spouses and children and the parents, grandparents and great-grandparents of the Employees and their spouses for no additional premium. MetLife is not responsible for providing or failing to provide these services nor is it liable for any negligence in the provision of such services by the third-party service provider.
The discounts and planning services are not available in all jurisdictions and are subject to regulatory approval.
RebalancerSM: The Rebalancer allows you to periodically redistribute amounts in the Fixed Account and the Divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution each quarter.
For example, if you elect the Rebalancer and allocate 50% of your premium to the Fixed Account and 50% to a Division in the Separate Account, each quarter we will redistribute amounts in the Fixed Account and the Division so that 50% is in the Fixed Account and 50% is in the Division of the Separate Account.
Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure the benefit is something that you want.
You should also consider:
●
That the amount of benefits provided under the rider is not based on investment performance of a Separate Account; but, if the Certificate terminates because of poor investment performance or any other reason, the rider generally will also terminate;
●
That there are tax consequences. You should consult with your tax adviser before purchasing one of the riders.
CHARGES AND DEDUCTIONS
Important Information Applicable to all Certificate Charges and Deductions
The charges discussed in the paragraphs that follow are all included in the Fee Tables. You should refer to these Fee Tables for information about the rates and amounts of such charges, as well as other information that is not covered below.
The Certificate charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume; and our profit expectations.
Services and benefits we provide:
●
the death benefit, cash, and loan benefits under the Certificate;

●
investment options, including premium allocations;
●
administration of elective options; and
●
the distribution of reports to Certificate Owners.
Costs and expenses we incur:
●
costs associated with processing and underwriting applications, and with issuing and administering the Certificate (including any riders);
●
overhead and other expenses for providing services and benefits;
●
sales and marketing expenses; and
●
other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.
Risks we assume:
●
that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate; and
●
that the charges of providing the services and benefits under the Certificates exceed the charges we deduct.
Our revenue from any particular charge may be more or less than any costs or expenses that charge is intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Certificates including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the Mortality and Expense Risk charge and use such profits for any corporate purpose.
The following sets forth additional information about some of the Certificate charges.
Charges Deducted From Premiums
Charge for average expected state taxes attributable to premiums. We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Although premium taxes vary from state to state, we will charge one rate for each Employer group. We estimate the initial charge for each Employer group based on anticipated taxes to be incurred on behalf of each group during its first year of coverage. Thereafter, we will base this charge on anticipated taxes taking into account actual state and local premium taxes we incur on behalf of each Employer group in the prior year and known factors affecting the coming year’s taxes. This charge may vary based on changes in the law or changes in the residence of the Certificate Owners.
We may deduct this charge, as well as the charge for expected federal taxes attributable to premiums, either as a percent of premium or as part of the monthly deduction. In the latter case, the amount we deduct would depend on the amount of premiums paid by the group as a whole rather than the amount paid by you.
Currently, we are charging covered Employer groups rates up to 2.55%, of each premium payment which reflects the average state premium taxes currently being charged for the group. There is no specific maximum rate we may charge.
Charge for expected federal taxes attributable to premiums. Federal income tax law requires us to pay certain amounts of taxes that are related to the amount of premiums we receive. We deduct 0.35% of each premium payment to offset the cost to us of those additional taxes, which may be more or less than the amount we pay with respect of your premiums.

Charges included in the Monthly Deduction
The Certificate describes the charges that are applicable to you as part of the monthly deduction. The monthly deduction accrues on each monthly anniversary starting with the Date of Certificate. However, we may make the actual deduction up to 45 days after each such monthly anniversary. We allocate the monthly deduction among the Fixed Account and each of the Divisions of the Separate Account in the same proportion that the Certificate’s cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the Divisions.
Cost of insurance. This charge varies based on many factors. Each month, we determine the charge by multiplying your cost of insurance rate by the insurance amount. This is the amount we are at risk for if the insured dies, and the Fee Table earlier in this Prospectus calls it our “Net Amount at Risk.”
The insurance amount (or Net Amount at Risk) is the death benefit at the beginning of the Certificate month, minus the cash value at the beginning of the Certificate month. The insurance amount will be affected by changes in the specified face amount of the Certificate.
The insurance amount and therefore the cost of insurance will be greater if the specified face amount is increased. If the alternate death benefit is in effect, then the insurance amount will increase and thus your cost of insurance will be higher.
The cost of insurance rate is based on:
●
The age and rate class of the covered person;
●
Group mortality characteristics;
●
The particular characteristics that are agreed to by your Employer and us, such as:
1.
The rate class structure;
2.
The degree of stability in the charges sought by your Employer; and
3.
Portability features; and
●
The amount of any surplus or reserves to be transferred to us from any previous insurer or from another of our policies.
The actual monthly cost of insurance rates will be based on our expectations as to future experience. The rates, however, will never exceed the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates may be up to 150% of the rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table, Males, age last birthday (“1980 CSO Table”). The maximum guaranteed rates may be higher than the 1980 CSO Table because we use simplified underwriting and non-medical issue procedures whereby we may not require the covered person to submit to a medical or paramedical examination, and may provide coverage to groups that present substandard risk characteristics according to our underwriting criteria. Our current rates are lower than 100% of the 1980 CSO Table in most cases.
We review our rates periodically and may adjust them based on our expectations of future experience. We will apply the same rates to everyone in a group who has had their Certificate for the same amount of time and who is the same age and rate class. We adjust the rates from time to time based on several factors, including:
●
the number of Certificates in force for each group;
●
the number of Certificates in the group surrendered or becoming portable during the period; and
●
the actual experience of the group.

As a general rule, the cost of insurance rate increases each year you own the Certificate, as the covered person’s age increases. Our use of simplified underwriting and non-medical issue procedures may result in higher cost of insurance charges for some healthy individuals.
Rate class relates to the level of mortality risk we assume with respect to a covered person. We and your Employer will agree to the number of classes and characteristics of each class. The classes may vary by smoker and nonsmoker, active and retired status, Owners of portable Certificates and other Owners, and/or any other non-discriminatory classes we and your Employer agree to. The covered person’s rate class will affect your cost of insurance.
Administration charge. We make this charge primarily to compensate us for expenses we incur in the administration of the Certificates, including our underwriting and start-up expenses. The Certificate will describe your administration charge. For certain groups we include this administration charge in the overall cost of insurance charge. For other groups, the charge will never exceed $5 per Certificate per month. We will determine differences in the administration charge rates applicable to different Certificates under the Group Policies based on expected differences in the administrative costs under the Certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from:
●
features that are agreed to by your Employer and us;
●
the extent to which certain administrative functions are to be performed by us or by your Employer; and
●
the expected average Certificate death benefit.
For those groups that have an explicit administration charge, the current maximum administrative charge that we apply is $3.00 per month.
Charges For Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See “Optional Benefits.”) The charges for individual riders are summarized in the Fee Table of this Prospectus. These riders may not be available in all states and some Plans may not offer certain riders.
Disability Waiver of Monthly Deduction Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. We charge a fee to compensate us for providing the coverage. The current charge is included in the cost of insurance charge.
Dependent’s Life Benefits (for both children and spouse or for children coverage only or spouse coverage only). This rider provides for term insurance on the Insured’s children and/or spouse, as defined in the rider. The Spouse coverage may also be a separate Spouse's Certificate that can accumulate cash value. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy. The charge for this benefit is assessed per $1,000 of net amount at risk.
Accelerated Benefits Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $150 from the accelerated death benefit at the time it is paid.

Charge Against the Separate Account
We make this daily Mortality and Expense Risk charge against the assets in the Separate Account primarily to compensate us for:
●
mortality risks that covered persons may live for a shorter period than we expect; and
●
expense risks that our issuing and administrative expenses may be higher than we expect.
The maximum rate we may charge is equivalent to an effective annual rate of 0.90% of the cash value in the Separate Account.
We may determine differences in this charge for different Employer groups based on differences in the levels of mortality and expense risks. These differences arise mainly from the fact that:
●
the factors discussed above on which the cost of insurance and administration charges are based are more uncertain in some cases than others; and
●
our ability to recover any unexpected costs from Certificate charges varies from case to case depending on the maximum rates for such charges we agree to with Employers.
We reserve the right, if permitted by law, to change the structure of this charge so that it is charged on a monthly basis as a percentage of cash value in the Separate Account or so that it is charged as a part of the monthly deduction. Our right to change the structure of this charge does not permit us to increase the maximum rate that is stated in the Policy.
Currently, we charge an effective annual rate of 0.45% of the cash value in the Separate Account.
Variations in Charges
We will determine Certificate charge rates pursuant to our established actuarial procedures, and we will not discriminate unreasonably or unfairly against Owners of Certificates under any Group Policy.
Portfolio Charges
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolios shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A below.
Other Charges
Additional Taxes. In general, we don’t expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the Cash Surrender Value of the Policies. If we do incur such taxes, we reserve the right to charge cash value allocated to the Separate Account for these taxes.
Surrender or Partial Withdrawal. Transaction fee for surrenders or partial withdrawals may be charged to compensate us for administrative costs. The transaction fee is the lesser of 2% of the amount withdrawn or $25.00.

Loan interest spread. We charge interest on Certificate loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. This charge is primarily to cover our expense in providing the loan. The spread is guaranteed to never exceed 2%. The current maximum spread is 2% and the current minimum spread is 0.50%.
LAPSE
Termination. We will terminate the Certificate without any Cash Surrender Value or death benefit if:
●
The Cash Surrender Value on any monthly anniversary is less than the monthly deduction; and
●
We do not receive a sufficient premium payment within the grace period to cover the monthly deduction. We will mail you notice if any grace period starts. The grace period is the greater of (a) 61 days measured from the monthly anniversary and (b) 30 days after the notice is mailed.
●
Your Certificate can also terminate in some cases if your Employer ends its participation in the Group Policy. This is discussed in detail under “Other Certificate Provisions — Effect of Termination of Employer Participation in the Group Policy” below.
Reinstatement. The following applies unless the Group Policy has been terminated and you would not have been permitted to retain your Certificate on a portable or paid-up basis. Upon your request, we will reinstate the Certificate, subject to certain terms and conditions that the Certificate provides. We must receive your request within 3 years (or within a longer period if required by state law) after the end of the grace period and before the Final Date. If you meet the requirements to reinstate a lapsed Certificate, your face amount will be reinstated to the amount in effect immediately prior to the lapse.
You also must provide us with:
●
A written request for reinstatement; and
●
Evidence of insurability that we find satisfactory; and
●
An additional premium amount that the Certificate prescribes for this purpose.
FEDERAL TAX MATTERS
The following is a brief summary of some tax rules and includes information about different types of benefits, not all of which may be available under the Certificate. Such discussion does not purport to be complete or to cover every situation. The summary does not address state, local or foreign tax issues related to the Certificate. You must consult with and rely on the advice of your own tax or ERISA counsel, especially where the Certificate is being purchased in connection with an employee benefit plan, such as a death benefit or deferred compensation plan, or is being purchased for estate, tax planning or similar purposes. You should also consult with your own tax adviser to find out how taxes can affect your benefits and rights under the Certificate. Such consultation is especially important before you make unscheduled premium payments, change your specified face amount, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Certificate. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
Insurance Proceeds
●
Insurance proceeds are generally excludable from your beneficiary’s gross income to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the Owner of the Certificate covering the life of the Employee, if certain notice and consent and other requirements are not satisfied.
●
The proceeds may be subject to federal estate tax: (i) if paid to the covered person’s estate or (ii) if paid to a different beneficiary if the covered person possessed incidents of ownership at or within three years before death.
●
If you die before the covered person, the value of the Certificate (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
●
Whether or not any federal estate tax is due is based on a number of factors including the estate size.
●
The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under Section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.
Cash Value (If the Certificate Is Not a Modified Endowment Contract)
You are generally not taxed on your cash value until you withdraw it or surrender the Certificate or receive a distribution (such as when your Certificate terminates on the Final Date). In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be treated as gain subject to ordinary income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules may apply if there is a death benefit reduction in the first 15 Certificate years. Distributions during the first 15 Certificate years accompanied by a reduction in Certificate benefits, including distributions which must be made in order to enable the Certificate to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans
●
Loan amounts you receive will generally not be subject to income tax, unless your Certificate is or becomes a MEC or terminates.
●
Interest on loans is generally not deductible.
●
If the Certificate terminates (upon surrender, cancellation, lapse, or the Final Date of replacement by your Employer of your group coverage with other group coverage) while any Certificate loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a “distribution” to you. Any such distribution will have the same tax consequences as any other Certificate distribution. Thus, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any gain. Please be advised that amounts borrowed and withdrawn reduce the Certificate’s cash value and any remaining Certificate cash value may be insufficient to pay the income tax on your gains.
Modified Endowment Contracts
These contracts are life insurance policies where the premiums paid during the first 7 years after the Certificate is issued, or after a material change in the Certificate, exceeds tax law limits referred to as the “7-pay test.” Material changes in the Certificate include changes in the level of benefits, receipt of an unnecessary premium and certain other changes to the Certificate after the issue date. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. Reductions in benefits during a 7-pay testing period also may cause the Certificate to become a modified endowment contract.
Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts that may provide relief in limited circumstances.
Due to the flexibility of the Certificates as to premiums and benefits, the individual circumstances of each Certificate will determine whether it is classified as a modified endowment contract.
If your Certificate is considered a modified endowment contract the following applies:
●
The death benefit will still generally be income tax free to your beneficiary, to the extent discussed above.
●
Amounts withdrawn or distributed before the insured’s death, including (without limitation) loans taken from or secured by the Policy, assignments and pledges, are (to the extent of any gain in the Certificate) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
●
An additional 10% income tax penalty generally applies to the taxable portion of the amounts you receive before age 59 1∕2 except if you are disabled or if the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.
●
If a Certificate becomes a modified endowment contract, distributions that occur during the Certificate year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Diversification
In order for the Certificate to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Certificate. We believe that we satisfy and will continue to satisfy these diversification standards.
Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Certificate Owners of gains under their Certificate. If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.
Investor Control
In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying Separate Account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the Owner of a Certificate should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the Certificates to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Certificates from being treated as the owners of the underlying Separate Account assets.

Estate, Gift and Generation-Skipping Transfer Taxes
The transfer of the Certificate or the designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Certificate Owner’s estate for purposes of the Federal estate tax if the Certificate Owner was the insured, retained incidents of ownership at death, or made a gift transfer of the Certificate within 3 years of death. If the Certificate Owner was not the insured, the fair market value of the Certificate would be included in the Certificate Owner’s estate upon the Certificate Owner’s death.
Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Certificate Owner. Regulations issued under the Code may require us to deduct the tax from your Certificate, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Certificate ownership and distributions under Federal, state and local law. The individual situation of each Certificate Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Certificate proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping transfer and other taxes.
In general, current rules provide for a $15 million federal estate, gift and generation-skipping transfer tax exemption for deaths occurring and gifts made after December 31, 2025 (as indexed for inflation) and a top tax rate of 40 percent.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Withholding
To the extent that Certificate distributions are taxable, they are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico
The Internal Revenue Service has determined that income received by non-resident aliens and bona fide residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax. Note, however, that the foregoing rule may not apply to certain contracts issued by Puerto Rican branches of U.S. life insurance companies before January 1, 2005, provided that such payments are made pursuant to binding life insurance contracts issued by such branches on or before July 12, 2004.
Life Insurance Purchases by Nonresident Aliens
Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance Certificates at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to the purchase of a Certificate.
Transfer of Issued Life Insurance Policies to Third Parties
If you transfer the Certificate to a third party, including a sale of the policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Changes to Tax Rules and Interpretations
Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Certificate. These changes may take effect retroactively. We reserve the right to amend the Certificate in any way necessary to avoid any adverse tax treatment.
Examples of changes that could create adverse tax consequences include:
●
Possible taxation of cash value transfers between investment options;
●
Possible taxation as if you were the owner of your allocable portion of the Separate Account’s assets;
●
Possible changes in the tax treatment of Certificate benefits and rights.
Other Issues Relating to Group Variable Universal Life
While “employee pay all” group variable universal life should generally be treated as separate from any Internal Revenue Code Section 79 Group Term Life Insurance Plan also in effect, in some circumstances group variable universal life could be viewed as being part of such a plan, possibly giving rise to adverse tax consequences. Finally, Employer involvement and other factors determine whether group variable universal life is subject to the Employee Retirement Income Security Act (“ERISA”).
Tax Credits and Deductions
MetLife may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Certificate Owners since MetLife is the owner of the assets from which the tax benefits are derived.
The Company’s Income Taxes
Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for company federal income taxes. (We do deduct a charge for federal taxes from premiums.) We reserve the right to charge the Separate Account for any future federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Rights We Reserve
We reserve the right to make certain changes if we believe the changes are in the best interest of our Certificate Owners or would help carry out the purposes of the Certificate. We will make these changes in the manner permitted by applicable law and only after getting any necessary Owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the Divisions, and you will have a chance to transfer out of the affected Division (without charge). Some of the changes we may make include:
●
Operating the Separate Account in any other form that is permitted by applicable law;
●
Changes to obtain or continue exemptions from the 1940 Act;
●
Transferring assets among Divisions or to other separate accounts and/or the general account or combining or removing Divisions from the Separate Account;
●
Substituting units in a Division for units of another Division of a Fund or another fund or investment permitted by law;
●
Changing the way, we assess charges without exceeding the aggregate amount of the Certificate’s guaranteed maximum charges;
●
Making any necessary technical changes to the Certificate to conform it to the changes we have made.
Some such changes might require us to obtain regulatory or Policy Owner approval. Whether regulatory or Policy Owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. Circumstances that could influence our determination to make any change might include changes in law or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.
OTHER CERTIFICATE PROVISIONS
Free Look Period
Carefully review the Certificate, which contains a full discussion of all its provisions. You can return the Certificate or terminate an increase in the specified face amount during this period. The period ends on the later of:
●
10 days after you receive the Certificate or, in the case of an increase, the revised Certificate (unless state law requires a longer specified period); and
●
45 days after we receive the completed enrollment form.
If you return the Certificate, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days. We will also refund any premiums paid so that the Certificate will continue to qualify as life insurance under the federal income tax laws.
Suicide
Subject to applicable state law, if the covered person commits suicide within the first two Certificate years (or any other period required by state law), your Beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the Beneficiary only the cost of any increase in specified face amount if the Insured commits suicide within two years of such increase.

Effect of Termination of Employer Participation in the Group Policy
Your Employer can terminate its participation in the Group Policy. In addition, we may also terminate your Employer’s participation in the Group Policy if either:
1.
during any 12-month period, the total specified face amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate); or
2.
your Employer makes available to its Employees another life insurance product;
Both your Employer and MetLife must provide 90-day written notice to the other as well as to you before terminating participation in the Group Policy. Termination means that your Employer will no longer send premiums to us through payroll deduction and that no new Certificates will be issued to Employees in your Employer’s group.
You will remain an Owner of your Certificate if:
●
you are an Owner of a Certificate that has become portable (as discussed below) not later than the Certificate monthly anniversary prior to termination of your Employer’s participation; or
●
you are an Owner who exercised the paid-up Certificate provision not later than the last Certificate monthly anniversary prior to notice being sent to you of the termination.
For all other Owners,
●
If your Employer replaces your group coverage with another life insurance product that is designed to have cash value,
●
we will terminate the Certificate and
●
we will transfer your Cash Surrender Value to the other life insurance product (or pay your Cash Surrender Value to you if you are not covered by the new product). Any outstanding loan may be taxable.
●
If the other life insurance product is not designed to have cash value,
●
we will terminate your Certificate and
●
we will pay your Cash Surrender Value to you. In such case, the federal income tax consequences to you would be the same as if you surrendered your Certificate.
If your Employer does not replace your group coverage with another life insurance product, then, depending on the terms of the Certificate,
●
you may have the option of choosing to become an Owner of a portable Certificate or a paid-up Certificate, and
●
you may have the option of purchasing insurance based on the “conversion” rights set forth in the Certificate and of receiving the Cash Surrender Value of the Certificate. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.
Portable Certificate. A Certificate becomes “portable” when an event specified in the Certificate occurs. These events may include:
●
termination of the payroll deduction plan with no successor carrier;
●
other termination of the covered person’s employment; or
●
the sale by your Employer of the business unit with which the covered person is employed.

If you become the Owner of a portable Certificate, the current cost of insurance may change, but it will never be higher than the guaranteed cost of insurance. Also, we may no longer consider you a member of your Employer’s group for purposes of determining cost of insurance rates and charges.
Assignment and Change in Ownership
You can assign the Certificate if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at your Administrative Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.
Reports
Generally, you will promptly receive statements confirming your significant transactions such as:
●
Change in specified face amount;
●
Transfers among Divisions;
●
Partial withdrawals;
●
Loan amounts you request; and
●
Loan repayments and premium payments.
If your premium payments are made through a payroll deduction plan, we will not send you any confirmation in addition to the one you receive from your bank or Employer.
We will also send you an annual statement generally within 30 days after a Certificate year. That statement will summarize the year’s transactions and include information on:
●
Deductions and charges;
●
Status of the death benefit;
●
Cash and Cash Surrender Value;
●
Amounts in the Divisions and Fixed Account;
●
Status of Certificate loans;
●
Automatic loans to pay interest; and
●
Information on your modified endowment contract status (if applicable).
We will also make available to you a Fund’s annual and semi-annual reports to shareholders.
When Your Requests Become Effective
Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at your Administrative Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)
A Valuation Period is the period between two successive Valuation Dates. A Valuation Period begins at the close of regular trading on the Exchange on a Valuation Date and ends at the close of regular trading on the Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

The Valuation Date is each day on which the Exchange is open for trading.
Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the Exchange, or if the Exchange is not open that day, then we will treat it as received on the next day when the Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the Exchange, even if due to our delay (such as a delay in answering your telephone call).
If your Employer’s participation in the Group Policy is still in its first year, the effective time of premium allocation instructions and transfer requests you make in the Certificate enrollment form, or within 20 days of your Investment Start Date, is the end of the first Valuation Date after that 20 day period. During the 20 day period, all of your cash value is automatically allocated to our Fixed Account. Your Investment Start Date is the Date of Receipt of your first premium payment with respect to the Certificate, or, if later, the Date of Receipt of your enrollment form.
If your Employer’s participation in the Group Policy is not still in its first year, the Investment Start Date is the effective time of the allocation instructions you made in the Certificate enrollment form.
If your Employer has determined to exchange your current insurance coverage for a MetLife Group Policy, there may be a delay between the effective date of the Certificate and the receipt of any cash value from the prior certificate for the 1035 exchange. At the sole discretion of MetLife, the premium attributable to the 1035 exchange may be credited interest from the Certificate effective date. In no case will transfers among the investment options for the premium attributable to the 1035 exchange be applied prior to the date of receipt.
The effective date of your Systematic Investment Strategies will be that set forth in the strategy chosen.
Payment and Deferment
We can delay transfers, withdrawals, surrender and payment of Certificate loans from the Fixed Account for up to 6 months.
Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
●
The New York Stock Exchange has an unscheduled closing.
●
There is an emergency so that we could not reasonably determine the investment experience of the Certificate.
●
The Securities and Exchange Commission determines that an emergency exists or by order permits us to do so for the protection of Certificate Owners (provided that the delay is permitted under New York State insurance law and regulations).
●
With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.
We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.
We may withhold payment of surrender, partial withdrawals or loan proceeds if any portion of those proceeds would be derived from a Certificate Owner’s check or from a preauthorized checking arrangement that has not yet cleared (i.e. that could still be dishonored by your banking institution). We may use telephone, fax, email, Internet or other means of communications to verify that payment from the Certificate Owner’s check or preauthorized checking arrangement has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Certificate Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
Telephone, Facsimile, Email and Internet Requests
In addition to written requests, we may accept telephone, facsimile, email and via the Internet instructions regarding transfers, loans, partial withdrawals, and certain Certificate Owner changes (specific forms may be required for certain transactions), subject to the following conditions:
●
We will employ reasonable procedures to confirm that instructions are genuine;
●
If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss;
●
These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you; and
●
We reserve the right to suspend telephone, facsimile, email and/or Internet instructions at any time for any class of Certificates for any reason.
You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.
Facsimile, email or Internet transactions may not always be possible. Any facsimile, email or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
Third Party Requests
Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Certificate Owners, and who simultaneously makes the same request or series of requests on behalf of other Certificate Owners.
Exchange Privilege
If you decide that you no longer want to take advantage of the Divisions, you may transfer all of your money into the Fixed Account. No transaction charge will be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Certificate months (or within 24 Certificate months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Certificate cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy that we make available.
SALES OF CERTIFICATES
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Group Policies and Certificates. MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the “34 Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at (800) 289-9999, or online at www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Distributing the Group Policies and Certificates
MLIDC enters into selling agreements with broker-dealers who sell the Group Policies and Certificates through their registered representatives who are also licensed life insurance sales representatives.
We reimburse MLIDC for expenses MLIDC incurs in distributing the Group Policies and Certificates, e.g., commissions payable to the broker-dealers who sell the Group Policies and Certificates.
Commissions and Other Compensation
We may pay commissions to the registered broker-dealers (also referred to as selling firms) who have entered into selling agreements with MLIDC. Commissions or fees which are payable to a broker-dealer or third party administrator, including maximum commissions, are set forth in our schedules of group insurance commission rates. These commissions consist of:
●
Up to 15% of the cost of insurance, and may be based on the services provided by the broker-dealer or a third party administrator, and
●
A per-Certificate payment, based on the total number of Certificates issued under a Group Policy.
We may require all or part of the commission to be returned to us by the broker-dealer if you do not continue the Certificate for at least two years.
Compensation Paid to Selling Firms and Other Intermediaries
MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related insurance and non-insurance products (“Products”) with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based on your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary for eligible Products. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 9% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period, or other defined period; (2) the amount of eligible new or renewal premium with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products in force through your Intermediary during a prior one-year period; (4) the block growth of the Products in force through your intermediary during a one-year period; (5) eligible new or renewal premium growth during a one-year period; or (6) a flat amount, fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 9% under the current supplemental compensation plan.
The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participating in an insurer panel or reinsurance arrangements).
More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Website at www.metlife.com/business-and-brokers/broker-resources/broker-compensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK-4MET. In addition to the compensation paid to an Intermediary, MetLife may also pay compensation to your representative. Compensation paid to your representative is for participating in the sale, servicing, and/or renewal of products, and the compensation paid may vary based on a number of factors including the type of product(s) and volume of business sold. If you are the person or entity to be charged under an insurance policy or annuity contract, you may request additional information about the compensation your representative expects to receive as a result of the sale or concerning compensation for any alternative quotes presented, by contacting your representative or calling (866) 796-1800.
Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Certificate.
The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Group Policies and the Certificates.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or “freeze” your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Certificate to government regulators.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Metropolitan Life Insurance Company are located in the Statement of Additional Information.

GLOSSARY
Administrative Office — The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St. Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, by facsimile (also referred to as “fax”), email or through the Internet. You may also contact us for information at (800) 756-0124.
Age — For the purpose of computing the covered person’s age under the Certificate, we start with the covered person’s age on a day selected by your Employer. Age can be measured from December 31st in a given year, or from any other date agreed to by your Employer and us.
Beneficiary — The person(s) named in a Certificate or by later designation to receive Certificate proceeds in the event of the Covered Person’s death. A Beneficiary may be changed as set forth in the Certificate and this Prospectus. Unless otherwise stated in the Certificate, the Beneficiary has no rights in a Certificate before the death of the Covered Person. If there is more than one Beneficiary at the death of the Covered Person, each will receive equal payments unless otherwise provided by the Owner.
Cash Value — The total amount that a Certificate provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Fixed Account, and in the Loan Account.
Cash Surrender Value — The Cash Value of a Certificate on the date of surrender, less any outstanding loans, including accrued and unpaid loan interest, accrued and unpaid monthly deductions and any surrender transaction fee.
Covered Person — Both the Covered Person and the Insured are the person whose life is insured under a Certificate. For the Spouse's Insurance Benefit, however, the Covered Person is the Employee's spouse and the Employee is the Insured. (See “Insured” below.)
Date of Certificate — a date set forth in the Certificate and is the effective date for life insurance protection under the Certificate. We use the Date of Certificate to calculate the Certificate years (and Certificate months and monthly anniversaries).
Date of Receipt — The date on which a request is effective and is generally the end of the Valuation Period during which we receive the request at our Administrative Office.
Division — A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date of the Certificate — The date on which insurance coverage shall take effect for an Insured.
Employee — A person who is employed by an Employer or members of associations.
Employer — The Employer or association that is issued a Group Policy or participates in the Group Policy issued to the trust.
Final Date — The Certificate anniversary on which the covered person reaches age 95. Subject to certain conditions, we will allow you to extend that date where permitted by state law.
Fixed Account — The Certificate option where your money earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 3%. We may credit higher rates of interest, but are not obligated to do so. The Fixed Account is part of the Company’s general account. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions.
Fund — An underlying mutual fund in which the Separate Account assets are invested.
General Account — The assets of Metropolitan Life other than those allocated to the Separate Account or any other separate account.
Group Policy — A group variable universal life insurance policy issued by the Company to an Employer or to the MetLife Group Insurance Trust or similar trust.
Insured —  The person whose life is insured under a Certificate (except for a Spouse's Certificate or term rider, where the Covered Person is the person whose life is insured). In some cases, an Insured may also be the Covered Person (see “Covered Person” above).
Investment Start Date — Your Investment Start Date is the Date of Receipt of your first premium payment with respect to the Certificate, or, if later, the Date of Receipt of your enrollment form.
Loan Account — The account of the Company to which amounts securing Certificate Loans are allocated. It is a part of the Company’s general account assets.
Monthly Anniversary — The same date in each succeeding month as the Date of the Certificate except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium — The premium less any premium charges.
Owner (or you) — The Owner of a Certificate, as designated in the application or as subsequently changed.
Portfolio — A portfolio represents a class (or series) of stock of a Fund in which a Division’s assets are invested.
SEC (or the Commission) — The Securities and Exchange Commission.
Separate Account — Metropolitan Life Insurance Company Separate Account UL, a separate investment account established by the Company to receive and invest the net premiums paid under the Certificate.
Specified Face Amount —  The specified face amount is the basic amount of life insurance specified in the Certificate while the Certificate remains in force.
Spouse — An Employee's legal spouse.
Valuation Date — Each day that the New York Stock Exchange is open for regular trading.
Valuation Period — The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CERTIFICATE
The following is a list of the Portfolios currently available under the Certificate. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/PUFT/MET000225. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
International Equity	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.74%	19.31%	0.96%	7.62%
US Fixed Income	BlackRock Bond Income Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.38%	7.95%	-0.17%	2.38%
Allocation	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	12.67%	7.45%	9.41%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.54%	15.91%	12.30%	13.62%
Target Date	Freedom 2010 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.38%	10.53%	3.15%	5.73%
Target Date	Freedom 2020 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.44%	13.33%	4.84%	7.38%
Target Date	Freedom 2030 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.49%	15.52%	6.25%	8.88%
Target Date	Freedom 2040 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.57%	18.79%	9.01%	10.87%
Target Date	Freedom 2050 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.60%	19.79%	9.43%	11.08%
Target Date	Freedom 2060 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.60%	19.83%	9.44%	—
US Equity	Frontier Mid Cap Growth Portfolio*§ - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.69%	5.16%	3.79%	10.15%
A-1

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
Global Equity	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.58%	15.88%	7.56%	11.28%
US Fixed Income	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	7.04%	-0.64%	1.75%
International Equity	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.37%	31.02%	8.62%	8.04%
US Equity	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.30%	12.66%	5.99%	9.55%
US Equity	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	17.59%	14.13%	14.53%
US Equity	MFS® Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	13.29%	10.11%	10.27%
US Equity	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.65%	13.55%	-5.58%	14.29%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.51%	10.30%	5.75%	10.88%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.57%	9.07%	1.42%	4.03%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
§
Closed to new investments, unless you have a current allocation to the fund. Rebalancing and dollar cost averaging is not available.
The fee and expense information regarding the Portfolios was provided by those Portfolios.
A-2

Additional information about the Certificate and the Separate Account can be found in the Statement of Additional Information dated the same day as this Prospectus. This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this Prospectus. The SAI is available, without charge, upon request. You may obtain, without charge, a copy of the Statement of Additional Information by visiting dfinview.com/metlife/PUFT/MET000225 or calling (800) 756-0124 writing to us at our Administrative Office. To receive a personalized illustration of death benefits, Cash Surrender Values and cash values, request other information about the Certificates and make investor inquiries, call us at (800) 756-0124 or write to us at our Administrative Office.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Managing your variable life policy just got easier. We’re excited to share our enhanced website with you. Login or register today at online.metlife.com and enjoy a more convenient way to manage your policy and sign-up for eDelivery!
EDGAR ID: C000011874

GROUP VARIABLE UNIVERSAL LIFE POLICIES
Metropolitan Life Separate Account UL
Issued by Metropolitan Life Insurance Company
STATEMENT OF ADDITIONAL INFORMATION
April 27, 2026
This Statement of Additional Information (“SAI”) contains additional information regarding group variable universal life policies offered by Metropolitan Life Insurance Company (“MetLife,” “Metropolitan Life,” “we,” “our,” “us” or the “Company”) for use in Employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. The Certificate and Individual Policy are referred to collectively in this SAI as “Policy” or “Policies.”
This SAI is not a prospectus. This SAI relates to the most recent Prospectus dated the same date as this Statement of Additional Information for Group Variable Universal Life and should be read in conjunction therewith. A copy of that Prospectus and prospectuses for the Portfolios may be obtained by visiting dfinview.com/metlife/PUFT/MET000225 or by sending an email request to GVUL-eservice@metlifecommercial.com or by writing to us at: MetLife GVUL; Suite 600; 11330 Olive Boulevard, St. Louis, MO 63141; or calling us at (800) 756-0124.
Unless otherwise indicated, terms used in this SAI have the same meaning as they do in the Prospectus. The financial statements comprising each of the Divisions of the Separate Account and the financial statements of the Company are hereby incorporated by reference from the submission form type N-VPFS, File No. 811-06025, filed by the Separate Account with the SEC on April 13, 2026.
SAI-1

Table of Contents

Page
THE COMPANY AND THE SEPARATE ACCOUNT	SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE CERTIFICATES	SAI-3
Limits To MetLife’s Right To Challenge The Certificate	SAI-3
Misstatement Of Age Or Sex	SAI-3
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	SAI-3
ADDITIONAL INFORMATION ABOUT VOTING	SAI-3
ADDITIONAL INFORMATION ABOUT COMMISSIONS	SAI-4
REPORTS	SAI-4
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-4
FINANCIAL STATEMENTS	SAI-5
SAI-2

THE COMPANY AND THE SEPARATE ACCOUNT
Metropolitan Life Insurance Company (“Metropolitan Life,” “MetLife,” “we,” “our,” “us” or “the Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company's office is located at 200 Park Avenue, New York, New York 10166. The Company is a wholly-owned subsidiary of and controlled by MetLife, Inc. MetLife, Inc. is a holding company. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policies described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
For more information about MetLife, please visit our website at www.metlife.com
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE CERTIFICATES
Limits To MetLife’s Right To Challenge The Certificate
We will not contest:
●
The Certificate after two Certificate years from issue or reinstatement (excluding riders added later);
●
An increase in a death benefit after it has been in effect for two years.
Misstatement Of Age Or Sex
We will adjust benefits to reflect the correct age and sex of the insured, if this information isn’t correct in the Certificate enrollment form.
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Payment of Proceeds
We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Certificate Owner’s check, or from a Premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Certificate. We pay interest on the death benefit proceeds from the date of receipt of documentation we require, in good order, to the date we pay them. Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
ADDITIONAL INFORMATION ABOUT VOTING
If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC.
The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing: The Certificate’s cash value in the corresponding Division; by the net asset value of one share of that Portfolio.
We will count fractional votes.
SAI-3

If we do not receive timely voting instructions from Certificate Owners and other insurance and annuity Owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same Separate Account for which we did receive voting instructions. The effect of this proportional voting is that a small number of Certificate Owners may control the outcome of the vote. Also, we will vote Portfolio shares that are not attributable to insurance or annuity Owners (including shares that we hold in our general account) or that are held in Separate Accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity Owners.
ADDITIONAL INFORMATION ABOUT COMMISSIONS
MetLife Investors Distribution Company (“MLIDC”), 200 Park Avenue, New York, New York 10166, is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the “34 Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Group Policies and Certificates are sold through licensed life insurance sales representatives who are associated with broker-dealers with which MLIDC enters into a selling agreement.
While the Group Policy is no longer sold, Certificates are sold to new participants under existing Group Policies.
MLIDC received sales compensation with respect to the Group Policies and Certificates in the following amounts.
Fiscal Year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2025	$283,774	$0
2024	$283,774	$0
2023	$254,800	$0
REPORTS
We will send you an annual statement showing your Certificate's death benefit, Cash Value and any outstanding Certificate loan principal.
We will also confirm Certificate loans, account transfers, lapses, surrenders and other Certificate transactions when they occur.
We will also send you periodic reports for the Portfolios in which you are invested which are also available online at https://dfinview/metlife/PUFT/MET000225.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statements of assets and liabilities of each of the divisions of Metropolitan Life Separate Account UL as of December 31, 2025, the related statements of operations and changes in net assets for each of the years or partial periods included within the three-year period ended December 31, 2025, the financial highlights for each of the years or partial periods included within the five-year period ended December 31, 2025, and the related notes (collectively referred to as the “financial statements and financial highlights”), incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
SAI-4

The financial statements of Metropolitan Life Insurance Company as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
FINANCIAL STATEMENTS
The audited financial statements comprising each of the Divisions of Metropolitan Life Separate Account UL and the audited consolidated financial statements of the Company are incorporated by reference to the submission form type N-VPFS, File No. 811-06025, filed by the Separate Account with the SEC on April 13, 2026. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.
SAI-5

Part C: Other Information
Item 30. Exhibits
(Note: Some of the exhibits listed below are not available on the Commission’s EDGAR system, Registrant has not hyperlinked those Exhibits to the documents listed. See Securities Act Rule 411(d).)
(a)
Resolution of the Board of Directors of Metropolitan Life effecting the establishment of Metropolitan Life Separate
Account UL. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration
Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(b)		Custodian Agreements. None.
(c)	(i)	Form of Broker Agreement. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6 (File No. 033-91226) filed September 8, 1995.)
(ii)
Amended and Restated Principal Underwriting Agreement with MetLife Investors Distribution Company dated
October 1, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 31 to Registration Statement on
Form N-4 for Metropolitan Life Separate Account E (File No. 333-52366) filed April 23, 2019).

(iii)
Master Retail Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September
2012. (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement
on Form N-6 (File No. 033-47927) filed April 11, 2013.)

(d)	(i)
Specimen Group Variable Universal Life Insurance Policy (including any alternative pages as required by state law) with form of riders, if any. (Incorporated herein by reference to the initial filing of this Registration Statement of Separate
Account UL (File No. 33-91226) on April 14, 1995.)

(ii)
Specimen of Group Variable Universal Life Insurance Certificate (including any alternative pages required by state law)
with forms of riders. (Incorporated herein by reference to the initial filing of this Registration Statement of Separate
Account UL (File No. 33-91226) on April 14, 1995.)

(iii)
Will Preparation Rider. (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Paragon Separate
Account B’s Registration Statement on Form N-6 (File No. 333-133671) filed December 23, 2008.)

(iv)
Estate Resolution Services Rider. (Incorporated herein by reference to Post-Effective Amendment No. 20 to the Paragon
Separate Account B’s Registration Statement on Form N-6 (File No. 333-133675) filed April 19, 2023.)

(e)	(i)
Application for Policy and Form of Receipt. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the
Registrant’s Registration Statement on Form S-6 (File No. 033-91226) filed September 8, 1995.)

(ii)
Enrollment Form for Certificate and Form of Receipt. (Incorporated herein by reference to Pre-Effective Amendment
No. 1 to the Registrant’s Registration Statement on Form S-6 (File No. 033- 91226) filed September 8, 1995.)

(iii)
Request for Systematic Transfer Option Form. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6 (File No. 033-91226) filed September 8, 1995.)

(iv)
Enterprise Application for Policy. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the
Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 30, 2004.)

(f)	(i)
Amended and Restated By-laws of Metropolitan Life (effective December 21, 2023). (Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement on Form N-6 (File No. 033-91226) filed
April 23, 2024.)

(ii)
Amended and Restated Charter of Metropolitan Life Insurance Company (effective May 16, 2016). (Incorporated herein by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-176654 for Metropolitan Life
Separate Account E on Form N-4 filed on April 21, 2022.)

(g)		Reinsurance Contracts. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 30, 2004.)
(h)	(1)
Participation Agreement dated March 6, 2017, by and among Brighthouse Funds Trust I, Metropolitan Life Insurance
Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated herein by reference to
Post- Effective Amendment No. 19 to the Metropolitan Life Separate Account E’s Registration Statement on Form N-4
(File No. 333-176654) filed April 12, 2017.)

(i)
Amendment dated January 1, 2021, to the Participation Agreement among Brighthouse Funds Trust I,
Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC.
(Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on
Form N-4 (File No. 333-83716) filed April 28, 2021.)

(2)
Participation Agreement dated March 6, 2017, by and among Brighthouse Funds Trust II, Metropolitan Life Insurance
Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated herein by reference to
Post- Effective Amendment No. 19 to the Metropolitan Life Separate Account E’s Registration Statement on Form N-4
(File No. 333-176654) filed April 12, 2017.

(i)
Amendment dated January 1, 2021, to the Participation Agreement among Brighthouse Funds Trust II,
Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC.
(Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on
Form N-4 (File No. 333-83716) filed April 28, 2021.)

(3)
Amended and Restated Participation Agreement dated January 26, 2018, among Variable Insurance Products Funds,
Fidelity Distributors Corporation and Metropolitan Life Insurance Company. (Incorporated herein by reference to Post-
Effective Amendment No. 5 to Registration Statement for Metropolitan Life Separate Account E on Form N-4 (File No.
333-190296) filed April 10, 2018.)

(i)		Administrative Contracts. None.
(j)		Other Material Contracts. None.
(k)
Opinion and Consent of Marie C. Swift as to the legality of the securities being registered. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-6 (File No. 033-
91226) filed April 29, 2005.)

(l)		Actuarial Opinion. None.
(m)		Calculation. None.
(n)		Consent of Independent Registered Public Accounting Firm. (Filed herewith.)
(o)		Omitted Financial Statements. None.
(p)		Initial Capital Agreements. None.
(q)	(i)
Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii). (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6 (File No. 033-91226) filed
September 8, 1995.)

(ii)
Addendum to Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii). (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6 (File
No. 033-47927) filed April 10, 2001.)

(r)		Initial Summary Prospectuses. Not Applicable.
(s)		Powers of Attorney.
(i)
Powers of Attorney for Carla A. Harris, Carlos M. Gutierrez, Christian S. Mumenthaler, Denise M. Morrison, Diana L.
McKenzie, Jeh C. Johnson, John D. McCallion, Laura J. Hay, Mark A. Weinberger, Michel A. Khalaf, Robert G. Hubbard,
and William E. Kennard for Metropolitan Life Insurance Company and its designated Separate Accounts. (Incorporated herein by reference to Post-Effective Amendment No. 17 to Metropolitan Life’s Separate Account E’s Registration
Statement on Form N-4, File No. 333-190296, Filed January 29, 2026.)

(ii)
Power of Attorney for Adrienne O’Neill for Metropolitan Life Insurance Company and its designated Separate Accounts.
(Incorporated herein by reference to Post-Effective Amendment No. 16 to Metropolitan Life Separate Account E’s
Registration Statement on Form N-4, File No. 333-190296, Filed November 12, 2025.)

	(iii)	Powers of Attorney for Daniel S. Glaser and Michelle Seitz for Metropolitan Life Insurance Company and its designated Separate Accounts. (Filed herewith.)

EX-101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Item 31. Directors and Officers of Depositor
Name and Principal Business Address	Positions and Offices with Depositor
Robert G. Hubbard 200 Park Avenue New York, NY 10166	Chairman of the Board and Director
Michel A. Khalaf 200 Park Avenue New York, NY 10166	President, Chief Executive Officer and Director
Daniel S. Glaser 200 Park Avenue New York, NY 10166	Director
Carlos M. Gutierrez 200 Park Avenue New York, NY 10166	Director
Carla Harris 200 Park Avenue New York, NY 10166	Director
Laura J. Hay 200 Park Avenue New York, NY 10166	Director
Jeh C. Johnson 200 Park Avenue New York, NY 10166	Director
William E. Kennard 200 Park Avenue New York, NY 10166	Director
Diana L. McKenzie 200 Park Avenue New York, NY 10166	Director
Denise M. Morrison 200 Park Avenue New York, NY 10166	Director
Christian S. Mumenthaler 200 Park Avenue New York, NY 10166	Director
Michelle Seitz 200 Park Avenue New York, NY 10166	Director
Mark A. Weinberger 200 Park Avenue New York, NY 10166	Director
Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.
NAME	POSITIONS WITH DEPOSITOR
Michel A. Khalaf	President and Chief Executive Officer
Bryan E. Boudreau	Executive Vice President & Chief Actuary
Marlene Debel	Executive Vice President and Chief Risk Officer
Monica Curtis	Executive Vice President and Chief Legal Officer and Head of Government Relations

NAME	POSITIONS WITH DEPOSITOR
John D. McCallion	Executive Vice President and Chief Financial Officer
John A. Hall	Executive Vice President and Treasurer
William C. O'Donnell	Executive Vice President, Chief Financial Officer, U.S., MetLife Holdings
Bill Pappas	Executive Vice President, Global Technology & Operations
Adrienne O’Neill	Executive Vice President and Chief Accounting Officer
Ramy Tadros	Regional President, U.S. Business and Head of MetLife Holdings

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.
ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
AS OF DECEMBER 31, 2025
The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2025. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	Metropolitan Life Insurance Company (“MLIC”) (NY)
	1.	500 Grant Street GP LLC (DE)
	2.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.
	3.	ML 225 6th Street Member LLC (DE)
	4.	MetLife Retirement Services LLC (NJ)
	5.	MetLife 500 Canal Street Member LLC (DE) - This entity is wholly owned by Metropolitan Life Insurance Company
	6.	ML Bellevue Member LLC (DE) - 89.5% of ML Bellevue Member LLC is owned by Metropolitan Life Insurance Company and 10.5% is owned by Metropolitan Tower Life Insurance Company.
	7.	ML Clal Member, LLC (DE) - 50.1% of ML Clal Member, LLC is owned by Metropolitan Life Insurance Company and 49.9% is owned by MetLife Reinsurance Company of Hamilton, Ltd.
	8.	CC Holdco Manager, LLC (DE)
	9.	MetLife Funding, Inc. (DE)
	10.	6104 Hollywood, LLC (DE)
	11.	1350 Eye Street Owner LLC (DE) - 95.616439% of 1350 Eye Street Owner LLC is owned by Metropolitan Life insurance Company and 4.383561% is owned by Metropolitan Tower Life Insurance Company.
	12.	MetLife Securitization Depositor LLC (DE)
	13.	WFP 1000 Holding Company GP, LLC (DE)
	14.	MTU Hotel Owner, LLC (DE)
	15.	MetLife Water Tower Owner LLC (DE)
	16.	Missouri Reinsurance, Inc. (CYM)
	17.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)
		a.	The Building at 575 Fifth Retail Holding LLC (DE)

	b.	The Building at 575 Fifth Retail Owner LLC (DE)
18.	23rd Street Investments, Inc. (DE)
	a.	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
	b.	MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
c.
Long Island Solar Farm LLC (DE) - 90.39% membership interest is held by LISF Solar Trust in which MetLife
Capital Limited Partnership has a 100% beneficial interest and the remaining 9.61% is owned by a third-party.

	1)	Met Canada Solar ULC (CAN)
19.	Plaza Drive Properties, LLC (DE)
20.	White Oak Royalty Company (OK)
21.	Midtown Heights, LLC (DE)
22.	MetLife Legal Plans, Inc. (DE)
23.	MetLife Next Gen Ventures, LLC (DE)
24.	ML District NoHo Master Member, LLC (DE)
25.	MetLife Properties Ventures, LLC (DE)
26.	MET 1065 Hotel, LLC (DE)
27.	ML MMIP Member, LLC (DE)
28.	Transmountain Land & Livestock Company (MT)
29.	MEX DF Properties, LLC (DE)
30.	PREFCO Fourteen, LLC (DE)
31.	ML HS Member LLC (DE)
32.	MetLife Tower Resources Group, Inc. (DE)
33.	ML 4000 MACARTHUR MEMBER LLC (DE) - Metropolitan Life Insurance Company owns 100% of ML 4000 MacArthur Member LLC.
34.	Housing Fund Manager, LLC (DE)
35.	ML Cooperative Member, LLC (DE)
36.	ML CW Member LLC (DE) - 92.7% of ML CW Member LLC is owned by Metropolitan Life Insurance Company and 7.3% is owned by Metropolitan Tower Life Insurance Company.
37.	MAV Trust Holdings LLC (DE)
38.	MAV 1 (DE)
39.	ML Clal Member 2.0, LLC (DE)
40.	ML PFV Member LLC (DE)
	a.	PF Venture LLC (DE) - ML PFV Member LLC holds a 94.117647% interest and MTL PFV Member LLC holds a 5.882353% interest.
41.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.
42.	150 North Riverside PE Member, LLC (DE) - 81.45% of 150 North Riverside PE Member, LLC is owned by Metropolitan Life Insurance Company, 18.55% is owned by Metropolitan Tower Life Insurance Company.
43	ML Port Chester SC Member, LLC (DE) - 60% of ML Port Chester SC Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
44.	MetLife 555 12th Member, LLC (DE) - 89.84% is owned by Metropolitan Life Insurance Company and 10.16% by Metropolitan Tower Life Insurance Company.
45.	ML Southlands Member, LLC (DE) - 60% of ML Southlands Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.

46.	ML Cerritos TC Member, LLC (DE) - 60% of ML Cerritos TC Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
47.	ML Swan Mezz, LLC (DE)
	a.	ML Swan GP, LLC (DE)
48.	ML Dolphin Mezz, LLC (DE)
	a.	ML Dolphin GP, LLC (DE)
49.	Haskell East Village, LLC (DE)
50.	ML Sloan’s Lake Member, LLC (DE)
51.	ML 610 Zane Member, LLC (DE)
52.	HD Owner LLC (DE)
53.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by Metropolitan Life Insurance Company and 1% by Metropolitan Tower Life Insurance Company.
54.	ML Terminal 106 Member, LLC (DE) - 87.45% of ML Terminal 106 Member, LLC is held by Metropolitan Life Insurance Company and 12.55% by Metropolitan Tower Life Insurance Company.
55.	Boulevard Residential, LLC (DE)
56.	MetLife Ontario Street Member, LLC (DE)
57.	Pacific Logistics Industrial South, LLC (DE)
58.	MetLife Ashton Austin Owner, LLC (DE)
59.	MetLife Acoma Owner, LLC (DE)
60.	1201 TAB Manager, LLC (DE)
61.	MetLife 1201 TAB Member, LLC (DE)
62.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company and 1% is owned by Metropolitan Tower Life Insurance Company.
63.	ML 300 Third Member LLC (DE)
64.	MNQM TRUST 2020 (DE)
65.	Oconee Hotel Company, LLC (DE)
66.	Oconee Land Company, LLC (DE)
	a.	Oconee Land Development Company, LLC (DE)
	b.	Oconee Golf Company, LLC (DE)
	c.	Oconee Marina Company, LLC (DE)
67.	ML Hudson Member, LLC (DE)
68.	MCJV, LLC (DE)
69.	MetLife THR Investor, LLC (DE)
70.	ML Matson Mills Member LLC (DE)
71.	ML University Town Center Member, LLC (DE) - 87% of ML University Town Center Member, LLC is owned by Metropolitan Life Insurance Company and 13% is owned by Metropolitan Tower Life Insurance Company.
72.	Southcreek Industrial Holdings, LLC (DE)
73.	ML OMD Member, LLC (DE)
74.	MetLife OFC Member, LLC (DE)
75.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by Metropolitan Life Insurance Company and 1% by Metropolitan Tower Life Insurance Company.
76.	MetLife 425 MKT Member, LLC (DE) - 66.91% of MetLife 425 MKT Member, LLC is owned by Metropolitan Life Insurance Company and 33.09% is owned by MREF 425 MKT, LLC.
77.	MetLife GV Owner LLC (DE)

78.	MMP Owners III, LLC (DE)
	a.	MetLife Multi-Family Partners III, LLC (DE)
		1)	MMP Holdings III, LLC (DE)
			a)	MMP South Park REIT, LLC (DE)
				(1)	MMP South Park OWNER, LLC (DE)
			b)	MMP Olivian REIT, LLC (DE)
				(1)	MMP Olivian Owner, LLC (DE)
79.	MC Portfolio JV Member, LLC (DE)
80.	Pacific Logistics Industrial North, LLC (DE )
81.	ML Armature Member, LLC (DE) - 87.34% of ML Armature Member, LLC is owned by Metropolitan Life Insurance Company and 12.66% is owned by Metropolitan Tower Life Insurance Company.
82.	ML One Bedminster, LLC (DE)
83.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by Metropolitan Life Insurance Company and 1.03% by Metropolitan Tower Life Insurance Company.
84.	ML-AI MetLife Member 3, LLC (DE)
85.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company
86.	ML-AI MetLife Member 5, LLC (DE)
87.	MetLife HCMJV 1 GP, LLC (DE)
88.	MetLife HCMJV 1 LP, LLC (DE)
89.	ML Corner 63 Member, LLC (DE)
90.	MCRE BLOCK 40, LP (DE)
91.	ML Mililani Member, LLC (DE) - 40% of ML Mililani Member, LLC is owned by Metropolitan Life Insurance Company and 60% is owned by Metropolitan Tower Life Insurance Company.
92.	MetLife Japan US Equity Owners LLC (DE)
93.	Sino-US United MetLife Insurance Co., Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third-party.
94.	MMP Owners, LLC (DE)
95.	ML AG Member (DE)
96.	10700 Wilshire, LLC (DE)
97.	Chestnut Flats Wind, LLC (DE)
99.	ML Terraces, LLC (DE)
99.	Viridian Miracle Mile, LLC (DE)
100.	MetLife Boro Station Member, LLC (DE)
101.	ML PE Terminal 106, LLC (DE) - 87.45% of ML PE Terminal 106, LLC is owned by Metropolitan Life Insurance Company and 12.55% is owned by Metropolitan Tower Life Insurance Company.
102.	MetLife FM Hotel Member, LLC (DE)
	a.	LHCW Holdings (US) LLC (DE)
		1)	LHC Holdings (US) LLC (DE)
			a)	LHCW Hotel Holding LLC (DE)
				(1)	LHCW Hotel Holding (2002) LLC (DE)
				(2)	LHCW Hotel Operating Company (2002) LLC (DE)
103.	White Tract II, LLC (DE)
104.	MetLife OBS Member, LLC (DE)

	105.	MetLife SP Holdings, LLC (DE)
		a.	MetLife Private Equity Holdings, LLC (DE)
	106.	MetLife Park Tower Member, LLC (DE)
		a.	Park Tower REIT, Inc. (DE)
			1)	Park Tower JV Member, LLC (DE)
	107.	MCPP Owners, LLC (DE) - 87.992% of MCPP Owners, LLC is owned by Metropolitan Life Insurance Company and 12.008% is owned by MetLife Reinsurance Company of Hamilton, Ltd.
		a.	MCPP Marbella Member, LLC (DE) - 50.1% of MCPP Marbella Member, LLC is owned by MCPP Owners, LLC and 49.9% is owned by third parties
	108.	MetLife Chino Member, LLC (DE)
	109.	MetLife Campus at SGV Member LLC (DE)
	110.	MNQM Trust Holdings LLC (DE)
	111.	ML 240 West 35th Owner LLC (DE)
		a.	40 West 35th Fund LP (DE)
	112.	ML Artisan Crossing PE Member, LLC (DE)
	113.	ML 1960 Grand LLC (DE)
		a.	1960 Grand Fund LP (DE) - 58.96% of 1960 Grand Fund LP is owned by MetLife Insurance K.K. and 41.04% is owned by MLIC
		b.	1960 Grand Venture LLC (DE)
		c.	1960 Grand Owner LLC (DE)
	114.	TOV Owner LLC (DE)
	115.	MZO Owner LLC (DE)
	116.	ML Cooperative Member, LLC (DE)
	117.	505 Penobscot Drive RWC, LLC (DE)
	118.	ML MetWest Member LLC (DE) - 70.95% of ML MetWest Member LLC is owned by Metropolitan Life Insurance Company and 29.05% is owned by Metropolitan Tower Life Insurance Company
	119.	ML Beachwood Place LLC (DE) - 93.97% owned by Metropolitan Life Insurance Company and 6.07% owned by Metropolitan Tower Life Insurance Company
B.	Versant Health, Inc. (DE)
	1.	Versant Health Holdco, Inc . (DE)
		a.	Versant Health Consolidation Corp, (DE)
			1)	Davis Vision, Inc. (NY)
				a)	Versant Health Lab, LLC (DE)
				b)	Davis Vision IPA, Inc. (NY)
		b.	Superior Vision Services, Inc. (DE)
			1)	Superior Vision Insurance, Inc. (AZ)
		c.	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)
		d.	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)
		e.	Superior Vision Benefit Management, Inc. (NJ)
			1)	Block Vision of Texas, Inc. (TX)
			2)	UVC Independent Practice Association, Inc. (NY)
			3)	Superior Vision of New Jersey, Inc. (NJ)
		f.	Vision 21 Physician Practice Management Company (FL)

C.	Metropolitan Tower Life Insurance Company (NE)
	1.	MTL Leasing, LLC (DE)
	2.	MetLife Assignment Company, Inc. (DE)
	3.	MTL HS Member LLC (DE)
	4.	MTL GV Owner LLC (DE)
	5.	MTL PFV Member LLC (DE)
D.	SafeGuard Health Enterprises, Inc. (DE)
	1.	MetLife Health Plans, Inc. (DE)
	2.	SafeGuard Health Plans, Inc. (CA)
	3.	SafeHealth Life Insurance Company (CA)
	4.	SafeGuard Health Plans, Inc. (FL)
	5.	SafeGuard Health Plans, Inc. (TX)
E.	American Life Insurance Company (DE)
1.
BIDV MetLife Life Insurance Limited Liability Company (Vietnam) – 60.61% of BIDV MetLife Life Insurance Limited
Liability Company is held by American Life Insurance Company and the remainder by third parties.

	2.	MetLife Insurance K.K. (Japan)
		a.	Fortissimo Co. Ltd. (Japan)
		b.	MetLife Japan Water Tower Owner (Blocker) LLC (DE)
		c.	MetLife Japan Owner (Blocker) LLC (DE)
		d.	MetLife Japan 1960 Grand Blocker LLC (DE)
		e.	240 West 35th GP LLC (DE)
		F	MetLife Japan 240 West 35th Owner (Blocker) LLC (DE)
		g.	MetLife Japan US Equity Owners (Blocker) LLC (DE)
	3.	Borderland Investments Limited (DE)
		a.	ALICO Hellas Single Member Limited Liability Company (Greece)
	4.	MetLife Global Holding Company I GmbH (Swiss)
		a.	MetLife Global Holding Company II LLC (DE and Swiss) - MetLife Global Holding Company II LLC is dual chartered in DE and Switzerland.
			1)	Closed Joint-Stock Company Master-D (Russia)
2)
MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.9999657134583% of MetLife Colombia Seguros de Vida
S.A. is owned by MetLife Global Holding Company II LLC (DE and Swiss), 10.0000315938813% is owned by
MetLife Chile Inversiones Limitada, and International Technical and Advisory Services Limited, Borderland
Investments Limited, and Natiloportem Holdings, LLC each own 0.000000897553447019009%.

3)
PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH,
.0006% is owned by International Technical and Advisory Services and the remaining .0006% is owned by
Borderland Investments Limited.

			4)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by MetLife Global Holding Company II GmbH (Swiss) and the remaining by third parties.
			5)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)
6)
MetLife Regional Services, S.A. de C.V. (Mexico) - 99.999509% of MetLife Regional Services, S.A. de C.V. Mexico
is held by MetLife Global Holding Company II LLC (DE and Swiss) and 0.000491% is held by MetLife UK
Management Company Limited (England/UK).

				a)	Fundación MetLife Mexico, A.C.
			7)	MetLife International Holdings, LLC (DE)
				a)	Natiloportem Holdings, LLC (DE)

(1)
Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99.9% of Excelencia Operativa y
Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and .1% by MetLife Mexico Servicios,
S.A. de C.V.

	(2)	MetLife Servicios S.A. (Argentina) - 19.12% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A. 80.88% are held by Natiloportem Holdings, LLC.
b)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.
	(1)	MAXIS Services, LLC (DE)
		(a)	MAXIS Insurance Brokerage Services, Inc. (DE)
c)	MetLife Asia Limited (Hong Kong)
d)	MetLife International Limited, LLC (DE)
e)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
f)
MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife
International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services
Limited.

g)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.
h)
MetLife Global Holdings LLC (DE) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC. MetLife Global Holdings LLC is a DE LLC and is considered domiciled in Ireland from a tax perspective.

(1)
Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings LLC and
0.3% is owned by MetLife International Holdings, LLC. Metropolitan Global Management, LLC is a DE
LLC and is considered domiciled in Ireland from a tax perspective.

(2)
Metropolitan Global Management, LLC (Ireland) - 99.7% is owned by MetLife Global Holdings LLC
(DE) and 0.3% is owned by MetLife International Holdings, LLC. Metropolitan Global Management,
LLC is a DE LLC and is considered domiciled in Ireland from a tax perspective.

		(a)	MetLife Insurance Company of Korea, Ltd. (Republic of Korea)
			i.	MetLife Financial Services, Co., Ltd. (South Korea)
		(b)	MetLife UK Management Company (Limited) (England/UK)
			i.	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company (Egypt) is owned by MetLife UK Management Company Limited (England/UK) and the remaining interest by third parties.
			ii.	PineBridge Investments Deutschland GmbH (Germany)
		(c)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.
			i.	MetLife Mexico, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
			ii.	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.
				1)	ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99.7% is owned by MetLife Global Holdings LLC (DE) and 0.3% is owned by MetLife International Holdings, LLC.
			iii.	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
iv.
MetLife Regional Services, S.A. de C.V. (Mexico) - 99.999509% of MetLife Regional Services,
S.A. de C.V. (Mexico) is held by MetLife Mexico Holdings, S. de R.L. de C.V. and 0.000491% is
held by MetLife UK Management Company Limited (England/UK)

	(3)	MetLife Ireland Treasury d.a.c (Ireland)
		(a)	MetLife General Insurance Limited (Australia)

				(b)	MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% by MetLife Global Holdings Corp. S.A. de C.V.
					i.	MetLife Services Pty Limited (Australia)
					ii.	MetLife Investments Pty Limited (Australia)
						1)	MetLife Insurance and Investment Trust (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c. and 8.83532% by MetLife Global Holdings LLC (DE).
			i)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
			j)	AmMetLife Takaful Berhad (Malaysia) - 49.9999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
			k)	MetLife Worldwide Holdings, LLC (DE)
l)
Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 66.662% is owned by MetLife International
Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by
Natiloportem Holdings, LLC.

m)
PNB MetLife India Insurance Company Limited - 49.73117806% of PNB MetLife India Insurance Company
Limited is owned by MetLife International Holdings, LLC, 0.00000005% is owned by each of MetLife Global
Operations Support Center Private Limited and MetLife Services East Private Limited, and the remainder by third parties.

n)
MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Adminis-
tradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002%
by Natiloportem Holdings, LLC.

5.	MetLife Global Holding Company III GbnH (Swiss)
	a.	MetLife Investment Management Limited (England/UK)
	b.	MetLife Innovation Center Limited (Ireland)
	c.	MetLife Innovation Centre Pte. Ltd (Singapore)
	d.	ALICO Operations LLC (DE)
		1)	MetLife Seguors S.A (Uruguay)
		2)	MetLife Asset Management Japan, Ltd.
	e.	MetLife Asia Services Sdn. Bhd (Malaysia)
	f.	MetLife EU Holding Company Limited (Ireland)
		1)	MetLife Services Cyprus Ltd (Cyprus)
		2)	MetLife Solutions S.A.S. (France)
		3)	Agenvita S.r.l. (Italy)
			a)	MetLife Services Sociead Limitada (Spain)
			b)	MetLife Europe d.a.c. (Ireland)
		4)	MetLife Europe Insurance d.a.c.
		5)	MetLife Europe Services Limited (Ireland)
6)
Metropolitan Life Societate de Administrare a unui Fond de Pensil Administrat Privat S.A. (Romania -
99.9903% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0097% by MetLife Europe Services Limited.

		7)	MetLife UK Limited (UK)
		8)	MetLife Investment Management Holdings (Ireland) Limited (Ireland)
			a)	MetLife Investments Asia Limited (Hong Kong)
			b)	MetLife Investments Limited (England/UK)

c)	MetLife Latin America Asesorias e Inversiones Limitada 5 (CHL)
d)	MetLife Investment Management Europe Limited (Ireland)
e)	Affirmative Investment Management Partners Ltd (UK)
f)	Affirmative Investment Management Australia Pty Ltd (Australia)
g)	PineBridge Investments Latin America SpA (Chile)
h)	PineBridge Investments Europe Limited (UK)
i)	PineBridge Investments Holdings Europe Limited (UK)
	(1)	PineBridge Benson Elliot LLP (UK) 96% of PineBridge Benson Elliot LLP is owned by PineBridge Investments Holding Europe Limited. The remaining 4% is owned by third-parties.
		(a)	Benson Elliot Services Ltd (England)
		(b)	Benson Elliot GP (England) Limited (England)
(c)
Benson Elliot GP (Scotland) Limited (Scotland) - Benson Elliot General Partner, LLP is the
general partner of Benson Elliot GP, L.P. (the "Fund"). 100% the limited partnership interests of the Fund are held by Benson Elliot Services Ltd.

i.
Benson Elliot General Partner, LLP (England) - 100% of the voting interests of Benson Elliot
General Partner, LLP is held by Benson Elliot GP (England) Limited. 99% of Benson Elliot
General Partner, LLP is owned by Benson Elliot GP (Scotland) Limited and 1% is owned by
Benson Elliot GP (England) Limited.

				1)	Benson Elliot GP, L.P. (Scotland)
i)
Bensell Special Limited Partner, L.P. (Scotland) - Benson Elliot GP, L.P. is the
general partner of Bensell Special Limited Partner, L.P. (the "Fund"). 68.50% of the
limited partnership interests of Fund are held by employees and 31.50% by Benson
Elliot Services Limited.

ii)
Bensell US Feeder. L.P. (Scotland) - Benson Elliot GP, L.P. is the general partner of
Bensell US Feeder. L.P. (the "Funds"). 100% of the limited partnership interests of the Fund are held by third parties.

						a.	Lakey Corp S.à r.l. (Luxembourg)
iii)
Benson Elliot Real Estate Partners II, L.P. (England) - Benson Elliot GP, L.P. is the
general partner of Benson Elliot Real Estate Partners II, L.P. (the "Fund"). 89.96%
of the limited partnership interests of the Fund are held third parties; 7.84% are held by Bensell US Feeder, L.P.; 1.12% are held by Bensell Strategic Partners, L.P.;
and 0.89% are held by Bensell Special Limited Partner, L.P.

iv)
Benson Elliot Strategic Partners, L.P. (Scotland) - Benson Elliot GP, L.P. is the
general partner of Benson Elliot Strategic Partners, L.P. (the "Fund"). 100% the
limited partnership interests of the Fund are held by third parties.

2)
Benson Elliot GP III, L.P. (Scotland) - Benson Elliot General Partner, LLP is the general partner of Benson Elliot GP, L.P. (the "Fund"). 100% the limited partnership interests of the Fund are held by Benson Elliot Services Ltd.

i)
Bensell Special Limited Partner III, L.P. (Scotland) - Benson Elliot GP III, L.P. is
the general partner of Bensell Special Limited Partner III, L.P. (the "Fund"). 100%
of the limited partnership interests of the Fund are held by Bensell Co-Invest III,
L.P.

ii)
Bensell US Feeder III. L.P. (Scotland) - Benson Elliot GP III, L.P. is the general partner of Bensell US Feeder III. L.P. (the "Fund"). 100% of the limited partnership interests of are the Fund held by third parties.

iii)
Benson Elliot Real Estate Partners III, L.P. (England) - Benson Elliot GP III, L.P. is
the general partner of Benson Elliot Real Estate Partners III, L.P. (the "Fund").
84.19% of the limited partnership interests of the Fund are held by third parties;
14.61% are held by Bensell US Feeder III, L.P.; 0.21% are held by Bensell Strategic
Partners III, L.P.; and 0.99% are held by Bensell Special Limited Partner III, L.P.

			a.	Cooperatie Bensell Real Estate Investment III B.A. (Netherlands)
iv)
Benson Elliot Strategic Partners III, L.P. (Scotland) - Benson Elliot GP III, L.P. is
the general partner of Benson Elliot Strategic Partners III, L.P. (the ""Fund"").
100% limited partnership interests of the Fund are held by third parties.

ii.	Benson Elliot GP (England) Limited (England)
	1)	Benson Elliot GP IV, LLP (England) - 99% of Benson Elliot GP IV, LLP is owned by Benson Elliot GP (England) Limited and 1% is owned by Benson Elliot GP (Scotland) Limited
i)
Bensell Carry IV, L.P. (Scotland) - Benson Elliot GP IV, LLP is the general partner of Bensell Carry IV, L.P. (the "Fund"). 90.10% of the limited partnership interests of
Fund are held by employees and 9.90% by Benson Elliot Services Limited.

ii)
Bensell Co-Invest, IV L.P. (Scotland) - Benson Elliot GP IV, LLP is the general partner of Bensell Co-Invest, IV L.P. (the "Fund"). 100% of the limited partnership interests of Fund are held by employees.

iii)
Bensell IV C.V. (Netherlands) - Benson Elliot GP IV, LLP is the general partner of
Bensell IV C.V. (the "Fund"). 71.81% of the limited partnership interests of the
Fund are held by Benson Elliot Real Estate Partners IV, L.P. and 28.19% are held by
Benson Elliot Real Estate Partners IV-B, L.P.

			a.	Cooperatie Bensell Real Estate Investment IV B.A. (Netherlands)
iv)
Bensell Special Limited Partner IV, L.P. (Scotland) - Benson Elliot GP IV, LLP is
the general partner of Bensell Special Limited Partner IV, L.P. (the "Fund"). 100%
of the limited partnership interests of the Fund are held by Bensell Co-Invest IV,
L.P.

v)
Bensell US Feeder IV. L.P. (Scotland) - Benson Elliot GP IV, LLP is the general partner of Bensell US Feeder IV. L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

vi)
Bensell US Feeder IV-B. L.P. (Scotland) - Benson Elliot GP IV, LLP is the general partner of Bensell US Feeder IV-B. L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

vii)
Bensell V C.V. (Netherlands) Benson Elliot GP IV, LLP is the general partner of
Bensell V C.V. (the "Fund"). 65.30% of the limited partnership interests of the Fund are held by Benson Elliot Real Estate Partners V, L.P. and 34.70% are held by
Benson Elliot Real Estate Partners V-B, L.P. -

			a.	Cooperatie Bensell Real Estate Investment V B.A. (Netherlands)
viii)
Benson Elliot Real Estate Partners IV, L.P. (England) - Benson Elliot GP IV, LLP is
the general partner of Benson Elliot Real Estate Partners IV, L.P. (the "Fund").
66.29% of the limited partnership interests of the Fund are held by third parties;
31.83% are held by Bensell US Feeder IV, L.P.; 0.40% are held by Bensell Strategic
Partners IV, L.P.; and 1.48% are held by Bensell Special Limited Partner IV, L.P.

ix)
Benson Elliot Real Estate Partners IV-B, L.P. (England) - Benson Elliot GP IV, LLP
is the general partner of Benson Elliot Real Estate Partners IV-B, L.P. (the
"Fund"). 61.89% of the limited partnership interests of the Fund are held by third parties; 36.63% are held by Bensell US Feeder IV-B, L.P.; and 1.48% are held by
Bensell Special Limited Partner IV, L.P.

x)
Benson Elliot Strategic Partners IV, L.P. (Scotland) - Benson Elliot GP IV, LLP is
the general partner of Benson Elliot Strategic Partners IV, L.P. (the "Fund"). 100%
the limited partnership interests of the Fund are held by third parties.

xi)
Host Special Limited Partner, L.P. (Scotland) - Benson Elliot GP IV, LLP is the
general partner of Host Special Limited Partner, L.P. (the "Fund"). 45% of the
limited partnership interests of the Fund are held by employees and 55% by
Benson Elliot Services Limited.

xii)
PBBE SIX CO-INVEST A LP (England) - Benson Elliot GP IV, LLP is the general partner of PBBE SIX CO-INVEST A LP (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

xiii)
PBBE SIX CO-INVEST B LP (England) - Benson Elliot GP IV, LLP is the general partner of PBBE SIX CO-INVEST B LP (the "Fund"). 95.00% limited partnership interests of the Fund are held by third parties; 2.50% are held by PineBridge
Secondary Partners IV, SLP.; and 2.50% are held by PineBridge Secondary Partners
V, SLP.

xiv)
PBBE SIX SPECIAL LIMITED PARTNER LP (England) - Benson Elliot GP IV, LLP
is the general partner of PBBE SIX SPECIAL LIMITED PARTNER LP (the "Fund").
95.65% of the limited partnership interests of the Fund are held by employees and
4.35% are held by Benson Elliot Services Limited.

	iii.	Benson Elliot GP V, LLP (England) - 99% of Benson Elliot GP V, LLP is owned by Benson Elliot GP (Scotland) Limited and 1% is owned by Benson Elliot GP (England) Limited.
1)
Bensell Carry V, L.P. (Scotland) - Benson Elliot GP V, LLP is the general partner or
Bensell Carry V, L.P. (the "Fund"). 81.45% of the limited partnership interests of Fund are held by employees and 18.55% by Benson Elliot Services Limited.

2)
Bensell Co-Invest, V L.P. (Scotland) - Benson Elliot GP V, LLP is the general partner of
Bensell Co-Invest, V L.P. (the "Fund"). 92.67% of the limited partnership interests of
Fund are held by employees and 7.33% by Benson Elliot Services Limited.

3)
Bensell Special Limited Partner V, L.P. (Scotland) - Benson Elliot GP V, LLP is the
general partner of Bensell Special Limited Partner V, L.P. (the "Fund"). 100% of the
limited partnership interests of Fund are held by Bensell Co-Invest V, L.P.

4)
Bensell US Feeder V. L.P. (Scotland) - Benson Elliot GP V, LLP is the general partner of
Bensell US Feeder V. L.P. (the "Fund"). 100% of the limited partnership interests of
Fund are held by third parties.

5)
Bensell US Feeder V-B. L.P. (Scotland) - Benson Elliot GP V, LLP is the general partner of Bensell US Feeder V-B. L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

6)
Benson Elliot Real Estate Partners V, L.P. (England) - Benson Elliot GP V, LLP is the
general partner of Benson Elliot Real Estate Partners V, L.P. (the "Fund"). 80.43% the
limited partnership interests are held by third parties; 17.76% areheld by Bensell US
Feeder V, L.P.; 0.37% are held by Bensell Strategic Partners V, L.P.; and 1.44% are held by Bensell Special Limited Partner V, L.P.

7)
Benson Elliot Real Estate Partners V-B, L.P. (England) - Benson Elliot GP V, LLP is the
general partner of Benson Elliot Real Estate Partners V-B, L.P. (the "Fund"). 37.56% of
the limited partnership interests of the Fund are held by third parties; 61.00% are held by Bensell US Feeder V-B, L.P.; and 1.44% are held by Bensell Special Limited Partner V,
L.P.

8)
Benson Elliot Strategic Partners V, L.P. (Scotland) - " Benson Elliot GP V, LLP is the
general partner of Benson Elliot Strategic Partners V, L.P. (the ""Fund"). 100% the
limited partnership interests of the Fund are held by third parties.

(d)	PBBE GP VI S.à r.l. (Luxembourg)
	i.	Bensell Feeder VI SCSp (Luxembourg) - PBBE GP VI S.à r.l. is the general partner of Bensell Feeder VI SCSp (the "Fund"). 100% of the limited partner interests of the Fund are owned by third parties.
ii.
Bensell Special Limited Partner VI SCSp (Luxembourg) - PBBE GP VI S.à r.l. is the general partner of the Bensell Special Limited Partner VI SCSp (the "Fund"). 80% of the limited partner interests in Bensell Special Limited Partner VI SCSp are held by third parties and
20% by PineBridge Investments Holdings US LLC.

iii.
Benson Elliot Real Estate Partners VI SCSp (Luxembourg) - PBBE GP VI S.à r.l. is the
general partner of Benson Elliot Real Estate Partners VI SCSp (the "Fund"). 55.31% limited partnership interests of the Fund are held by third parties; 41.78% are held by Bensell
Feeder VI, SCSp; and 2.91% are held by Bensell Special Limited Partner VI, SCSp.

j)	PineBridge Investments Holdings Hong Kong Limited (Hong Kong)
	(1)	PineBridge Asian Enhanced Income Fund 1 (CYM)
	(2)	PineBridge Investments Holdings (Gibraltar) No. 1 Limited (Gibralter)
	(3)	PineBridge Investments Holdings Limited Sàrl (Luxembourg)
		(a)	PineBridge Investments Canada Inc. (Canada)
		(b)	PineBridge Investments Ireland Limited (Ireland)
			i.	PineBridge Investments GF Mauritius Limited (Mauritius)
		(c)	PineBridge Investments Switzerland GmbH (Switzerland)
k)	PineBridge Investments Holdings Singapore Private Limited (Singapore)
	(1)	PineBridge Investments Asia Limited (Bermuda)
(a)
AOF Staff Fund Limited (CYM) - 100% of the voting securities of AOF Staff Fund Limited is owned by PineBridge Investments Asia Limited. 60.61% of the non-voting securities of AOF Staff
Fund Limited is owned by PineBridge Investments Holdings Hong Kong Limited and 39.39% of
the non-voting securities is held by third parties.

		(b)	PineBridge Asia Partners II G.P. Limited (CYM)
i.
PineBridge Asia Partners II G.P., L.P. (CYM) - PineBridge Asia Partners II G.P. Limited is the
general partner of PineBridge Asia Partners II G.P., L.P. (the "Fund GP"). 50.07% of the
limited partnership interests of the Fund GP are held by third parties. 0.25% of the limited partnership interests of the Fund GP are held by PineBridge Asia Partners II G.P. Limited, and 49.68% of the limited partnership interests of the Fund GP are held by employees.

1)
PineBridge Asia Partners II, L.P (CYM) - PineBridge Asia Partners II G.P., L.P. is the
general partner of PineBridge Asia Partners II, L.P. (the "Fund"). The following affiliates hold limited partnership interests of the Fund: PineBridge Asia Parnters II
G.P., L.P. holds 0.97% and PineBridge Asia Partners II, L.P. holds 99.03%.

		(c)	PineBridge Asia Partners II, Limited (CYM)
		(d)	PineBridge Investments Hong Kong Limited (Hong Kong)
		(e)	PineBridge Investments Management Taiwan Limited (Taiwan)
(2)
PineBridge Investments Capital India Private Limited (India) - 92.05 % of Pinebridge Investments
Capital India Private Limited is owned by PineBridge Investments Japan Co., Ltd. and 7.95% is owned by PineBridge Investments Holdings Singapore Private Limited.

(a)
PineBridge India Private Limited - 99.9999% of PineBridge India Private Limited is owned by
PineBridge Investments Capital India Private Limited and 0.0001% is owned by PineBridge
Investments Japan Co., Ltd.

	(3)	PineBridge Investments Japan Co., Ltd. (Japan)
(a)
PineBridge India Private Limited (India) - 99.9999% of PineBridge India Private Limited is
owned by PineBridge Investments Capital India Private Limited and 0.0001% is owned by
PineBridge Investments Japan Co., Ltd.

(b)
PineBridge Investments Capital India Private Limited (India) - 92.05 % of Pinebridge
Investments Capital India Private Limited is owned by PineBridge Investments Japan Co., Ltd.
and 7.95% is owned by PineBridge Investments Holdings Singapore Private Limited.

	(4)	PineBridge Investments Malaysia Sdn Bhd (Malaysia)
	(5)	PineBridge Investments Singapore Limited (Singapore)
		(a)	PineBridge Select Funds VCC (Singapore)

	6.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by American Life Insurance Company and the remaining interest by third parties.
		a.	Global Properties, Inc. (DE)
	7.	International Technical and Advisory Services Limited (DE)
	8.	Klimber Latam Corp. (DE) - ALICO owns a 20% interest in the shares of Klimber Latam Corp. on a fully diluted basis. The remaining shares are held by third parties.
F.
MetLife Chile Inversiones Limitada (CHL) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance
Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by
Natiloportem Holdings, LLC.

	1.	MetLife Chile Seguros de Vida S.A. (CHL) - 99.997% is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited.
		a.	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (CHL) - 99.9% is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.
2.
Inversiones MetLife Holdco Tres Limitada (CHL) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by
MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a.
AFP Provida S.A. (CHL) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada,
42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones
Limitada and the remainder is owned by the public.

		b.	Provida Internacional S.A. (CHL) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.
c.
AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de
Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by MetLife Chile Inversiones Limitada

3.
MetLife Chile Seguros Generales, S.A. (CHL) - 99.99% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile
Inversiones Limitada and 0.01% is owned by Inversiones MetLife Holdco Dos Limitada.

G.	MetLife Global, Inc. (DE)
H.	MetLife Investment Management Holdings, LLC (DE)
	1.	MetLife Real Estate Lending LLC (DE)
	2.	ML Venture 1 Manager, S. de R.L. de C.V. (MEX) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.
	3.	ML Venture 1 Servicer, LLC (DE)
	4.	MetLife Investment Management, LLC (DE)
		a.	MIM I LLC (PA)
		b.	MIM MetWest International Manager, LLC (DE)
		c.	MIM ML-AI Venture 5 Manager, LLC (DE)
		d.	MIM Clal General Partner, LLC (DE)
		e.	MLIA Manager I, LLC (DE)
		f.	MetLife Alternatives GP, LLC (DE)
1)
MetLife International HF Partners, LP (CYM) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 9.70% is owned by MetLife Insurance Company of Korea Limited.

2)
MetLife International PE Fund III, LP (CYM) - 92.09% of the limited partnership interests of MetLife
International PE Fund III, LP is owned by MetLife Insurance K.K. (Japan) and 7.91% is owned by MetLife
Insurance Company of Korea Limited.

3)
MetLife International PE Fund IV, LP (CYM) - 96.21% of the limited partnership interests of MetLife
International PE Fund IV, LP is owned by MetLife Insurance K.K. (Japan) and 3.79% is owned by MetLife
Insurance Company of Korea Limited.

4)
MetLife International PE Fund V, LP (CYM) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.27% is owned by MetLife Insurance Company of
Korea.

5)
MetLife International PE Fund VI, LP (CYM) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.47% is owned by MetLife Insurance Company of
Korea.

	6)	MetLife International PE Fund VII, LP (CYM) - MetLife Alternatives GP, LLC is the general partner of MetLife International PE Fund VII, LP. MetLife Insurance K.K. (Japan) is the sole limited partner.
	7)	MetLife International PE Fund VIII, LP (CYM)
	8)	MetLife International PE Fund IX, LP (CYM) - MetLife Alternatives GP delegated the management of MetLife International PE Fund IX, LP to MetLife Investment Management, LLC.
g.	MLIA Park Tower Manager, LLC (DE)
h.	MetLife 425 MKT Manager, LLC (DE)
i.	ML Navy Yard Member, LLC (DE)
j.	ML 335 8th PE Member, LLC (DE)
k.	1350 Eye Street Manager, LLC (DE)
l.	MetLife Core Property Fund GP, LLC (DE)
1)
MCPF Feeder A, LP (CYM) - MetLife Core Property Fund GP, LLC is the general partner of MCPF Feeder A, LP
(the “Fund”). The limited partnership interests in the Fund are held exclusively by third parties. The Fund invests all of its assets in the MetLife Core Property Fund, LP.

2)
MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife
Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan
Life Insurance Company owns 14.40%, Metropolitan Life Insurance Company (on behalf of Separate Account
746) owns 2.09%, MetLife Insurance Company of Korea Limited owns 1.52%, MetLife Insurance KK owns 8.1%,
Metropolitan Tower Life Insurance Company owns 0.04% and Metropolitan Tower Life Insurance Company (on behalf of Separate Account 152) owns 3.85%.

	3)	MetLife Core Property REIT, LLC (DE)

4)
MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF Foxborough, LLC (100%); MCP One Westside, LLC; MCP 7
Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial – Springdale, LLC; MCP SoCal Industrial –
Concourse, LLC; MCP SoCal Industrial – Kellwood, LLC; MCP SoCal Industrial – Redondo, LLC; MCP SoCal
Industrial – Fullerton, LLC; MCP SoCal Industrial – Loker, LLC; MCP Paragon Point, LLC; MCP The Palms
at Doral, LLC; MCP EnV Chicago, LLC; MCP Financing, LLC; MCP 1900 McKinney, LLC; MCP 550 West
Washington, LLC; MCP 3040 Post Oak, LLC; MCP SoCal Industrial – LAX, LLC; MCP SoCal Industrial -
Anaheim, LLC; MCP West Fork, LLC; MCP SoCal Industrial – Bernardo, LLC; MCP Ashton South End, LLC;
MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Stateline, LLC; MCP Broadstone, LLC; ; MCP
Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC;
MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC
(100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad
Marketplace, LLC; MCP Grapevine, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames,
LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (100%); MCP 350
Rohlwing, LLC; MCP- Wellington, LLC; MCP Onyx, LLC; MCP SP Self Storage Member, LLC; MCP Stablewood
Member, LLC: MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC (100%);
MCP Valley Forge Owner, LLC (100%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); 60 11th
Street, LLC (100%); MCP-English Village, LLC;; Des Moines Creek Business Park Phase II, LLC; MCP Magnolia
Park Member, LLC; MCP Denver Pavilions Member, LLC; MCP Seattle Gateway Industrial I, LLC; MCP Seattle
Gateway Industrial II, LLC; MCP Seventh and Osborn Retail Member, LLC; MCP Astor at Osborn, LLC; MCP
Burnside Member, LLC; MCP Key West, LLC; MCP Vance Jackson, LLC; MCP Mountain Technology Center
Member TRS, LLC; MCP Vineyard Avenue Member, LLC; MCP Shakopee, LLC; MCP 93 Red River Member, LLC;
MCP Frisco Office, LLC; MCP Center Avenue Industrial Member, LLC; MCP 220 York, LLC; MCP 1500 Michael,
LLC; MCP Sleepy Hollow Member, LLC; MCP Clawiter Innovation Member, LLC; MCP Bradford, LLC; MCP
50-60 Binney, LLC; MCP Hub I, LLC; MCP Hub I Property, LLC (100%); MCP Dillon, LLC; MCP Dillon
Residential, LLC; MCP Optimist Park Member, LLC; MCP 38th West Highland, LLC; MCP Longhaven Estates
Member, LLC, Mountain Technology Center A, LLC; Mountain Technology Center B, LLC; Mountain Technology
Center C, LLC; Mountain Technology Center D, LLC; Mountain Technology Center E, LLC; MCP Frisco Office
Two, LLC; MCP Gateway Commerce Center 5, LLC; MCP Allen Creek Member, LLC; Center Avenue Industrial,
LLC (81.28%); Center Avenue Industrial Venture, LLC (81.28%); MCP HH Hotel LB Trust (100%); Vineyard
Avenue Industrial Venture, LLC (79.81%) and Vineyard Avenue Industrial, LLC (79.81%); MCP 122 E. Sego Lilly,
LL MCP HH Hotel LB, LLC; MCP HH Hotel LB Trust (100%) MCP HH Hotel TRS, LB, LLC (100%); MCP Block 23
Residential Owner, LLC; MCP Rausch Creek Logistics Center Member I, LLC; MCP Rausch Creek Logistics
Center Member II, LLC; MCP 249 Industrial Business Park, LLC (100%); MCP Alder Avenue Industrial Member,
LLC (100%); MCP Valley Boulevard Industrial Member, LLC (100%); MCP Ranchero Village MHC Member, LLC;
MCP MCFA Additional PropCo 1, LLC; MCP MCFA Additional PropCo 2, LLC; MCP MCFA Additional PropCo 3,
LLC; MCP MCFA Additional PropCo 4, LLC; MCP MCFA Additional PropCo 5, LLC; 93 Red River, LP; HM Sleepy
Hollow LLC (100%); Sleepy Hollow Residences LLC (100%); Clawiter Investors LLC; Clawiter Innovation LLC;
Clawiter Industrial LLC.

		(1)	MCP Property Management, LLC (DE)
		(2)	MetLife Core Property TRS, LLC (DE)
			(b)	MCP ESG TRS, LLC (DE)
			(c)	MCP COMMON DESK TRS, LLC (DE)
m.	MetLife Senior Direct Lending GP, LLC (DE)
1)
MetLife Senior Direct Lending Finco, LLC (DE) - MetLife Senior Direct Lending GP, LLC is the General
Partner of MetLife Senior Direct Lending Finco, LLC. MetLife Insurance K.K. is the sole member. This entity in turn invests in the MetLife Senior Direct Lending Holdings, LP.

	2)	MetLife Senior Direct Lending Holdings, LP (DE)
3)
MLJ US Feeder LLC (DE) - MetLife Senior Direct Lending GP, LLC is the Manager of MLJ US Feeder LLC.
MetLife Insurance K.K. (Japan) is the sole member. This entity in turn invests in the MetLife Senior Direct
Lending Holdings, LP.

n.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)

1)
MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is
the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 27.35%, MetLife Insurance Company of
Korea Limited owns 1.04%, and Metropolitan Tower Life Insurance Company owns 3.62%.

		a)	MetLife Commercial Mortgage REIT, LLC (DE)
			(1)	MetLife Commercial Mortgage Originator, LLC (DE)
(a) MCMIF Holdco I, LLC (DE)
(b) MCMIF Holdco II, LLC (DE)
(c) MCMIF Holdco III, LLC (DE)
	(2)	MCMIF Holdco IV, LLC (DE)
	(3)	MCMIF TRS II, LLC (DE)
o.	MIM Campus at SGV Manager, LLC (DE)
p.	MIM Clal General Partner 2.0, LLC (DE)
q.	MetLife Strategic Hotel Debt Fund GP, LLC (DE)
1)
MetLife Strategic Hotel Debt Fund, LP (DE) - MetLife Strategic Hotel Debt Fund GP, LLC is the general partner of MetLife Strategic Hotel Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (46.88%) and Metropolitan
Tower Life Insurance Company (26.04%). The remainder is held by a third-party.

		a)	MetLife Strategic Hotel Originator, LLC (DE)
			(1)	MSHDF Holdco I, LLC (DE)
			(2)	MSHDF Holdco II, LLC (DE)
			(3)	MSHDF Holdco III, LLC (DE)
r.	MetLife Investment Private Equity Partners Ultimate GP, LLC (DE)
1)
MetLife Investment Private Equity Partners Ultimate GP, LP (DE) -MetLife Investment Private Equity Partners
Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners GP, L.P. (the “Fund”).
The interests in the Fund are held exclusively by third parties.

a)
MetLife Investment Private Equity Partners LP (DE) -MetLife Investment Private Equity Partners GP, L.P.
is the general partner of MetLife Investment Private Equity Partners, L.P. (the “Fund”). The GP holds
0.0001% of the interests in the Fund and the remainder is held by third parties.

b)
MetLife Investment Private Equity Partners (Feeder), LP (CYM) -MetLife Investment Private Equity
Partners GP, L.P. is the general partner of MetLife Investment Private Equity Partners (Feeder), L.P. (the
“Fund”). The interests in the Fund are held exclusively by third parties.

	2)	MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE)
a)
MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE) - MetLife Investment Private Equity
Partners GP, LP is the General Partner of (i) MetLife Investment Private Equity Partners II, LP and (ii)
MetLife Investment Private Equity Partners II Acquisition Co, LP.

b)
MetLife Investment Private Equity Partners II GP, LP (DE) - MetLife Investment Private Equity Partners
II Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners II GP, LP (the
“Fund”). Certain MetLife employees are limited partners in the Fund.

c)
MetLife Investment Private Equity Partners II (Feeder), LP (CYM) - “MetLife Investment Private Equity
Partners II GP, LP is the general partner (the “GP”) of MetLife Investment Private Equity Partners II
(Feeder), LP (the “Fund”). The interests in the Fund are held exclusively by third parties.

			(1)	MetLife Investment Private Equity Partners II Acquisition Co, LLP (DE)
s.	MetLife Single Family Rental Fund GP, LLC (DE)

1)
MetLife Single Family Rental Fund, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Fund, LP (the “Fund”). The following affiliates directly hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (7.69%) and Metropolitan Tower Life
Insurance Company (30.77%). Additionally, a wholly owned subsidiary of MetLife Core Property Fund, LP, a private fund Controlled by MetLife Investment Management, LLC, directly holds 25.64% of the limited partnership interests in the Fund.

		(a)	MSFR Sawdust Member, LLC (DE)
		(b)	MSFR Acquisition, LLC (DE)
		(c)	MSFR Meridian McCordsville Member, LLC (DE)
		(d)	MSFR Jimmy Deloach Preferred Member, LLC (DE)
		(e)	MSFR Jimmy Deloach Member, LLC (DE)
		(f)	MSFR Smith Cline Farm Member, LLC (DE)
		(g)	MSFR Desert Vistas Member, LLC (DE)
		(h)	MSFR Midway Row House Owner, LLC (DE)
		(i)	MSFR Sandy Springs Member, LLC (DE)
2)
MetLife Single Family Rental Feeder A, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Feeder A, LP (the “Fund”). The limited partnership interests in the
Fund are held exclusively by third parties. The Fund invests all of its assets in MetLife Single Family Rental
Holdings A, LP, which invests all of its assets in MetLife Single Family Rental Fund, LP.”

3)
MetLife Single Family Rental Feeder J, LLC (DE) - MetLife Single Family Rental Fund GP, LLC is the manager of MetLife Single Family Rental Feeder J, LLC (the “Fund”). MetLife Insurance K.K. holds 100% of the membership interests issued by the Fund. The Fund invests all of its assets in MetLife Single Family Rental
Fund, LP.

4)
MetLife Single Family Rental Holdings A, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Holdings A, LP (the “Fund”). The limited partnership interests in the
Fund are held exclusively by MetLife Single Family Rental Feeder A, LP, and the Fund invests all of its assets in
MetLife Single Family Rental Fund, LP.”

	5)	MSFR Custer 121 Member, LLC (DE)
	6)	MSFR Horizon Uptown Member, LLC (DE)
t.	MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE)
1)
MetLife investment Private Equity Partners II GP, LP - MetLife Investment Private Equity Partners II Ultimate
GP, LLC is the general partner of MetLife Investment Private Equity Partners II GP, LP (the “Fund”). Certain
MetLife employees are limited partners in the fund.

(a)
MetLife Investment Private Equity Partners II (Feeder), LP (CYM) - MetLife Investment Private Equity
Partners II GP, LP is the general partner (the “GP”) of MetLife Investment Private Equity Partners II, LP
(the “Fund”). The GP holds 0.0866% of the interests in the Fund and the remainder is held by third parties.

(1) MetLife Investment Private Equity Partners II Acquisition Co, LP (DE)
u.	MetLife Loan Asset Management LLC (DE)
v.	225 6th Street Manager LLC (DE)
w.	MIM CM Syndicator LLC (DE)
x.	MAV G1 Trust Holdings LLC (DE)
y.	MAV H1 Trust Holdings LLC (DE)
	1)	MAV H1 (DE)
z.	MAV G1 (DE)
aa.	MIM MPMF Manager LLC (DE)
bb.	ML - URS Port Chester SC Manager, LLC (DE)
cc.	Hampden Square Manager LLC (DE)

dd.	MIM Penrose Southstone Manager, LLC (DE)
ee.	MLIA SBAF Manager LLC (DE)
ff.	MLIA SBAF Colony Manager LLC (DE)
gg.	MIM Property Management, LLC (DE)
	1)	MIM Property Management of Georgia 1, LLC (DE)
hh.	ML Terminal 106 Manager, LLC (DE)
ii.	MIM Steel House Manager, LLC (DE)
jj.	MIM Rincon Manager, LLC (DE)
kk.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)
1)
MetLife Middle Market Private Debt Parallel Fund, LP (CYM) - MetLife Middle Market Private Debt Parallel
GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (Japan) (100%).

	2)	MMPDPF Brewer Blocker, LLC (DE)
	3)	MMPDF Gloves Holdings, LP (DE)
	4)	MMPDFII Aero Blocker, LLC(DE) - MetLife Investment Management, LLC is the Manager. The sole member is MetLife Middle Market Private Debt II Investment Fund, LP.
ll.	MetLife MMPD II Special, LLC (DE)
mm.
MetLife Senior Direct Lending GP II, LLC (DE) - MetLife Senior Direct Lending GP II, LLC is the general partner of
MetLife Senior Direct Lending Fund II, LP (the “Fund”). The Fund is currently offered to third parties. 0.06% of the
Fund is held by MetLife employees. The remainder of the Fund is held by a feeder fund that has a third-party general partner.”

	1)	MetLife Senior Direct Lending Fund II, LP
nn.	MetLife Enhanced Core Property Fund GP, LLC (DE)
1)
MetLife Enhanced Core Property Fund, LP (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.

a)
MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the
manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.

(1)
MetLife Enhanced Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MetLife
Enhanced Core TRS, LLC; MEC Patriot Park 5 LLC; MEC Fillmore Cherry Creek, LLC; MEC 7001
Arlington, LLC; MEC Salt Lake City Hotel Owner, LLC; MEC Salt Lake City TRS Lessee, LLC (100%);
MEC 83 Happy Valley Member, LLC; MEC Rivard Road Member, LLC; MEC Heritage Creekside Owner,
LLC; MEC Burlington Woods Biocenter, LLC; MEC Property Management, LLC; MEC Whiteland
Logistics, LLC MEC Chapel Hills East Member, LLC; MEC The Overlook LLC.

		b)	MEC ESG TRS, LLC (DE)
oo.	Commonwealth ML Manager LLC (DE)
pp.	GV Venture Manager LLC (DE)
qq.	MetLife Japan GV GP LLC (DE)
1)
MetLife Japan GHV (Hotel) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GHV (Hotel) Fund LP. MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC,
(ii) 10.027182 % by MTL GV Owner LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

2)
MetLife Japan GMV (Mall) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GMV (Mall) Fund LP. MetLife Japan GMV (Mall) Fund LP is owned (i) 55.845714% by MetLife GV Owner LLC,
(ii) 10.058134% by MTL GV Owner LLC, and (iii) 34.096152% by MetLife Japan Owner (Blocker) LLC.

rr.
MetLife Middle Market Private Debt GP II, LLC (DE) - MetLife Middle Market Private Debt GP II, LLC is the
general partner of MetLife Middle Market Private Debt Fund II, LP (the “Fund”). .16% of the Fund is held by
MetLife employees. The remainder of the Fund is held by third parties.

	1)	MetLife Middle Market Private Debt Fund II, LP (DE)
ss.	CW Property Manager LLC (DE)
tt.	MIM OMD Manager LLC (DE)
uu.
MetLife Japan US Equity Fund GP LLC (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife
Japan US Equity Fund (“Fund”). The following affiliates hold a limited partnership interest in the Fund: 51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker) LLC.

	1)	MetLife Japan US Equity Fund LP (DE)
a)
MetLife Japan US Equity Owners (Blocker) LLC (DE) - MetLife Japan US Equity Fund GP, LLC is the
manager of MetLife Japan US Equity Owners (Blocker) LLC. MetLife Insurance K.K. (Japan) is the sole member.

	(1)	MetLife ConSquare Member, LLC (DE)
	(2)	MREF 425 MKT, LLC (DE)
vv.	MetLife Japan Water Tower GP LLC (DE)
1)
MetLife Japan Water Tower Fund LP (DE) - MetLife Japan Water Tower GP LLC is the general partner of
MetLife Japan Water Tower Fund LP. MetLife Japan Water Tower Fund LP is owned approximately 68.7% by
MetLife Water Tower Owner LLC and 31.3% by MetLife Japan Water Tower Owner (Blocker) LLC.

ww.	MIM Alder Avenue Industrial Manager, LLC (DE)
xx.	MIM Valley Boulevard Industrial Manager, LLC (DE)
yy..	MIM Intersect Manager, LLC (DE)
zz.	Water Tower Manager LLC (DE)
aaa.	MMIP Manager, LLC (DE)
bbb.	MIM Rausch Creek Logistics Center Manager I, LLC (DE)
ccc.	MIM Rausch Creek Logistics Center Manager II, LLC (DE)
ddd.	MIM Cooperative Manager, LLC (DE)
eee.	MIM EMD GP, LLC (DE)
1)
MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (the “Fund”). Metropolitan Life
Insurance Company owns 73.66% of the Fund.

	2)	MetLife Emerging Market Debt, LP (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt, LP (the “Fund”). The fund is offered to third parties.
fff.	MetLife Middle Market Private Debt GP, LLC (DE)
1)
MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the
general partner of MetLife Middle Market Private Debt Fund, L.P (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 30.25% is held by MetLife Private Equity Holdings, LLC, 30.25% is held by Metropolitan Life Insurance Company, 3.46% is held by MetLife Middle Market Private Debt GP, LLC.
The remainder is held by a third party.

ggg.	Commonwealth ML Manager LLC (DE)
hhh.	MIM Founders Manager, LLC (DE)
iii.	MIM SK Manager LLC (DE)
jjj.	MIM Clal General Partner 2.0, LLC (DE)
kkk.	MAG Manager LLC (DE)
lll.	MIM FRF I GP, LLC (DE) - MIM FRF I GP, LLC is the general partner of MetLife Floating Rate Fund I, LP (the “Fund”). The fund is offered to third parties.

		1)	MetLife Floating Rate Fund I, LP (DE) - MIM FRF I GP, LLC is the general partner of MetLife Floating Rate Fund I, LP (the “Fund”). The fund is offered to third parties.
	mmm.	MSFR Acquisition, LLC (DE)
	nnn.	MSFR Meridian McCordsville Member, LLC (DE)
	ooo.	MetLife Single Family Rental Feeder A, LP (DE)
	ppp.	MetLife Single Family Rental Holdings A, LP (DE)
	qqq.	1960 Grand Manager LLC (DE)
	rrr.	1960 Grand GP LLC (DE)
	sss.	MetLife Japan 1960 Grand Blocker LLC (DE)
	ttt.	ML 1960 Grand LLC (DE)
	uuu.	240 West 35th GP LLC (DE)
1)
240 West 35th Fund LP (DE) - 240 West 35th GP LLC is the general partner of 240 West 35th Fund LP. 240 West
35th Fund LP is owned (i) 60.060058% by MetLife Japan 240 West 35th Owner (Blocker) LLC, and (ii)
39.939942% by ML 240 West 35th Owner LLC.

	vvv.	240 West 35th Manager LLC (DE)
	www.	MIM Shea Residences Manager, LLC (DE)
xxx.
MetLife Opportunistic Real Estate Debt Fund GP, LLC (DE) - MetLife Opportunistic Real Estate Debt Fund GP, LLC
is the general partner of MetLife Opportunistic Real Estate Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (68%),
Metropolitan Tower Life Insurance Company (15%) and MetLife Reinsurance Company of Hamilton, Ltd. (17%). The
Fund is currently being offered to third parties for investment.

1)
MetLife Opportunistic Real Estate Debt Feeder Fund, LP (CYM) - MetLife Opportunistic Real Estate Debt
Fund GP, LLC is the general partner of MetLife Opportunistic Real Estate Debt Fund, LP (the "Fund"). The
following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance
Company (56.7%), Metropolitan Tower Life Insurance Company (12.5%) and MetLife Reinsurance Company of
Hamilton, Ltd. (14.2%). The Fund is currently being offered to third parties for investment.

		2)	MetLife Opportunistic Real Estate Debt Fund, LP (DE)
			a)	MORE Originator, LLC (DE)
			b)	MORE Holdco I, LLC (DE)
yyy.
MetLife Senior Direct Lending GP II, LLC (DE) - MetLife Senior Direct Lending GP II, LLC is the general partner of
MetLife Senior Direct Lending II, LP (the “Fund”). 100% of the Fund is held by MetLife employees. The Fund is currently being offered to third parties for investment.

1)
MetLife Senior Direct Lending Fund II, LP (DE) - MetLife Senior Direct Lending GP II, LLC is the general partner of MetLife Senior Direct Lending Fund II, LP (the “Fund”). The Fund is currently offered to third parties.  0.06% of the Fund is held by MetLife employees. The remainder of the Fund is held by a feeder fund that has a third-party general partner.

		2)	MetLife MMPD II Special, LLC (DE)
	zzz.	MetLife SDLF II Special, LLC (DE)
	aaaa.	MMPDFII Guard Blocker, LLC (DE) - MetLife Investment Management, LLC is the Manager. The sole member is MetLife Middle Market Private Debt II Investment Fund, LP.
	bbbb.	4000 MacArthur Manager, LLC (DE) - MetLife Investment Management, LLC owns 100% of 4000 MacArthur Manager LLC.
	cccc.	MIM Markham Manager, LLC (DE) - The Entity is 100% owned by MetLife Investment Management, LLC.
	dddd.	Beachwood Place Manager LLC (DE)
5.	PineBridge Investments Holdings US LLC (DE)
	a.	PineBridge HS Manager LLC (DE)
	b.	PineBridge International Services LLC (DE)

c.	PineBridge Investments LLC (DE)
	1)	PineBridge Aggregator General Partner, LLC (DE)
a)
PineBridge Ski Holdings, L.P. (DE) - Pineridge Aggregator General Partner, LLC is the general partner of
PineBridge Ski Holdings, L.P. (the "Fund"). 46.68% of the limited partnership interests of Fund are held by third parties, 51.10% are held by PineBridge Private Credit, L.P., and 2.22% are held by PineBridge Private
Credit Parallel, L.P.

	2)	PineBridge Global Dynamic Asset Allocation Fund LLC (DE)
	3)	PineBridge Global Opportunistic DM Credit GP LLC (DE)
a)
PineBridge Global Opportunistic DM Credit Fund (Cayman) LP (CYM) - PineBridge Global Opportunistic
DM Credit GP LLC is the general partner of PineBridge Global Opportunistic DM Credit Fund (Cayman)
LP (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

b)
PineBridge Global Opportunistic DM Credit Fund LP (DE) - PineBridge Global Opportunistic DM Credit
GP LLC is the general partner of PineBridge Global Opportunistic DM Credit Fund LP (the "Fund"). 100%
of the limited partnership interests of the Fund are held by third parties.

c)
PineBridge Global Opportunistic DM Credit Master Fund LP (CYM) - PineBridge Global Opportunistic DM
Credit GP LLC is the general partner of PineBridge Global Opportunistic DM Credit Master Fund LP (the
"Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

	4)	PineBridge Private Capital Holdings LLC (DE)
	5)	PineBridge Private Credit General Partner, LLC (DE)
a)
PineBridge Private Credit General Partner, L.P. - PineBridge Private Credit General Partner, LLC is the
general partner of PineBridge Private Credit General Partner, L.P. (the "Fund"). 42.54% of the limited partnership interests of Fund are held by employees and 57.46% are held by third parties.

(1)
PineBridge Private Credit (Feeder A), L.P. (DE) - PineBridge Private Credit General Partner, L.P. is
the general partner of PineBridge Private Credit (Feeder A), L.P. (the "Fund"). 100% of the limited partnership interests of Fund are held by third parties.

(2)
PineBridge Private Credit Rated Feeder, L.P. (DE) - PineBridge Private Credit General Partner, L.P. is
the general partner of PineBridge Private Credit, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit General Partner, L.P. holds
1.07%, PB PC Blocker A, Inc. holds 12.16%, PineBridge Private Credit Rated Feeder, L.P. holds 84.28%, and 0.06% are held by employees. The remaining limited partnership interests are held by third parties.

(3)
PineBridge Private Credit, L.P. (DE) - PineBridge Private Credit General Partner, L.P. is the general partner of PineBridge Private Credit, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit General Partner, L.P. holds 1.07%, PB PC
Blocker A, Inc. holds 12.16%, PineBridge Private Credit Rated Feeder, L.P. holds 84.28%, and 0.06%
are held by employees. The remaining limited partnership interests are held by third parties.

(a) PineBridge Private Credit Holdings I, LLC (DE)
(b) PBPC I Ski, Inc. (DE)
b)
PineBridge Private Credit Parallel (Feeder), L.P. (DE) - PineBridge Private Credit General Partner, LLC is
the general partner of PineBridge Private Credit Parallel (Feeder), L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

(1) PB PC Blocker Parallel, Inc. (DE)
c)
PineBridge Private Credit Parallel, L.P. (DE) - PineBridge Private Credit General Partner, LLC is the
general partner of PineBridge Private Credit Parallel, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by PB PC Blocker Parallel, Inc.

(1) PBPC I Parallel Ski, Inc. (DE)
	6)	PineBridge Private Credit II General Partner, LLC (DE)

a)
PineBridge Private Credit II General Partner, L.P. (DE) - PineBridge Private Credit II General Partner,
LLC is the general partner of PineBridge Private Credit II General Partner, L.P. (the "Fund"). 60% of the
limited partnership interests of the Fund are held by employees. The remaining limited partnership interests of the Fund are held by third parties.

(1)
PineBridge Private Credit II Parallel, L.P. (DE) - PineBridge Private Credit II General Partner, L.P. is
the general partner of PineBridge Private Credit II Parallel, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit II General Partner, L.P.
holds 0.04%, PineBridge Private Credit II Parallel RFF, L.P. holds 75.44%, and PineBridge Private
Credit II Blocker Series B, LLC hold 9.43%. The remaining interests are held by third parties.

(2)
PineBridge Private Credit II, L.P. (DE) - PineBridge Private Credit II General Partner, L.P. is the
general partner of PineBridge Private Credit II, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit II General Partner, l.P. hold 2.08%,
PineBridge Private Credit II RFF, L.P. holds 90.16%, and PineBridge Private Credit II Blocker Series
A, LLC holds 2.50%. The remaining limited partnership interests are held by third parties.

(a)
PineBridge Private Credit Holdings II, LLC (DE) - 100.00% of the votig interests of PineBridge
Private Credit Holdings II, LLC are held by PineBridge Private Credit II, L.P. 100.00% of the non-voting interests of PineBridge Private Credit Holdings II, LLC are held by PineBridge Private
Credit Parallel, L.P.

			(b)	PineBridge Private Credit II Holdings Lev, LLC (DE)
b)
PineBridge Private Credit II Parallel RFF, L.P. (DE) - PineBridge Private Credit II General Partner, LLC is
the general partner of PineBridge Private Credit II Parallel RFF, L.P. (the "Fund"). 100% of the limited partnership interests in the Fund are held by third parties.

c)
PineBridge Private Credit II RFF, L.P. (DE) - PineBridge Private Credit II General Partner, LLC is the
general partner of PineBridge Private Credit II RFF, L.P. (the Fund"). 100% of the limited partnership interests in the Fund are held by third parties.

d)
PineBridge Private Credit II Series Feeder, L.P. (DE) - PineBridge Private Credit II General Partner, LLC
is the general partner of PineBridge Private Credit II Series Feeder, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

		(1)	PineBridge Private Credit II Blocker Series, LLC (DE)
7)	PineBridge Private Credit III General Partner, LLC (DE)
	a)	PineBridge Private Credit III Blocker (V) Member, L.P. (DE)
b)
PineBridge Private Credit III General Partner, L.P. (DE) - PineBridge Private Credit III General Partner,
LLC is the general partner of PineBridge Private Credit III General Partner, L.P. (the "Fund GP"). 60% of
limited partnership interests of the Fund GP are held by PB Employees and the remaining limited partnership interests are held by third parties.

(1)
PineBridge Private Credit III Parallel, L.P. (DE) - PineBridge Private Credit III General Partner, L.P.
is the general partner of PineBridge Private Credit III Parallel, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit III General
Partner, L.P. hold 0.02%, PineBridge Private Credit III Blocker Series LLC (Series B) holds 9.98%,
PineBridge Private Credit III Blocker Series, LLC (Series C) holds 3.06%, PineBridge Private Credit
III Parallel RFF, L.P. holds 63.87%, and PineBridge Private Credit III Parallel RFF (A), L.P. holds
20.08%. The remaining limited partnership interests are held by third parties.

(2)
PineBridge Private Credit III, L.P. (DE) - PineBridge Private Credit III General Partner, L.P. is the
general partner of PineBridge Private Credit III, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit III General Partner, L.P. holds
1.51%, PineBridge Private Credit III Blocker Series, LLC (Series A) holds 8.67%, PineBridge Private
Credit III Blocker Series, LLC (Series D) holds 14.45%, PineBridge Private Credit III RFF, L.P. holds
69.41%, and 0.29% is held by employees. The remaining limited partnership interests are held by third parties.

			(a)	PineBridge Private Credit III Holdings Lev, LLC (DE)
c)
PineBridge Private Credit III Parallel Feeder (S), L.P. (DE) - PineBridge Private Credit III General
Partner, LLC is the general partner of PineBridge Private Credit III Parallel Feeder (S), L.P. (the "Fund").
100% of the limited partnership interests of the Fund are held by third parties.

d)
PineBridge Private Credit III Parallel Feeder Blocker, LLC (DE) - 100 of the voting interests of PineBridge
Private Credit III Parallel Feeder Blocker, LLC are held by PineBridge Private Credit III General Partner,
LLC. 97.9% of the non-voting interests of PineBridge Private Credit III Parallel Feeder Blocker, LLC are
held by PineBridge Private Credit III Parallel Feeder (S) LP, and 2.10% by PineBridge Private Credit III
Blocker (V) Member LP.

e)
Pinebridge Private Credit III Parallel RFF (A), L.P. (DE) - PineBridge Private Credit III General Partner,
LLC is the general partner of PineBridge Private Credit III Parallel RFF (A), L.P. (the "Fund"). 30.43% of
the limited partnership interests of the Fund are held by PineBridge Private Credit III Parallel Feeder
Blocker LLC. The remaining limited partnership interests are held by third parties.

f)
PineBridge Private Credit III Parallel RFF, L.P. (DE) - PineBridge Private Credit III General Partner, LLC
is the general partner of PineBridge Private Credit III Parallel RFF, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

g)
PineBridge Private Credit III RFF, L.P. (DE) - PineBridge Private Credit III General Partner, LLC is the
general partner of PineBridge Private Credit III RFF, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

h)
PineBridge Private Credit III Series Feeder, L.P. (DE) - PineBridge Private Credit III General Partner, LLC
is the general partner of PineBridge Private Credit III Series Feeder, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

(1)
PineBridge Private Credit III Blocker Series, LLC (DE) - 100% of the voting interests of PineBridge
Private Credit III Blocker Series, LLC are held by PineBridge Private Credit III Series Feeder, L.P.
1.06% of non-voting interests of PineBridge Private Credit III Blocker Series, LLC is owned by
PineBridge Private Credit III General Partner, L.P. and 98.94% is owned by PineBridge Private Credit
III Series Feeder, L.P.

8)	PineBridge Private Credit IV General Partner, LLC (DE)
a)
PineBridge Private Credit IV Offshore Holdings, L.P. (DE) - PineBridge Private Credit IV General Partner,
LLC is the general partner of PineBridge Private Credit IV Offshore Holdings, L.P. (the "Fund") 100% of
the limited partnership interests of the Fund are held by PineBridge Private Credit IV Offshore Series
Blocker, LLC.

b)
PineBridge Private Credit IV Aggregator, LLC (DE) - 100% of the voting interests of PineBridge Private
Credit IV Aggregator, LLC are held by PineBridge Private Credit IV General Partner, LLC. 4.78% of
non-voting interest PineBridge Private Credit IV Aggregator, LLC is held by PineBridge Private Credit IV,
L.P. 87.14% of PineBridge Private Credit IV Aggregator, LLC is held by PineBridge Private Credit IV
Parallel, L.P. 8.08% of PineBridge Private Credit IV Aggregator, LLC is held by PineBridge Private Credit IV
Offshore Holdings, L.P.

c)
Pinebridge Private Credit IV Blocker Series, LLC (DE) - 100% of the voting interests of Pinebridge Private
Credit IV Blocker Series, LLC are held by PineBridge Private Credit IV General Partner, LLC. 100% of
non-voting securities of Pinebridge Private Credit IV Blocker Series, LLC are held by PineBridge Private
Credit IV Series Feeder, L.P.

d)
PineBridge Private Credit IV General Partner, L.P. (DE) - PineBridge Private Credit IV General Partner,
LLC is the general partner of PineBridge Private Credit IV General Partner, L.P. (the "Fund"). 65% of the
limited partnership interests of the Fund are held by employees. The remaining limited partnership interests of the Fund are held by third parties.

(1)
PineBridge Private Credit IV Parallel, L.P. (DE) - PineBridge Private Credit IV General Partner, L.P. is
the general partner of PineBridge Private Credit IV Parallel, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit IV General Partner, L.P.
owns 0.02%, and PineBridge Private Credit IV Parallel RFF, L.P. owns 90.89%. The remaining limited partnership interests are held by third parties.

(2)
PineBridge Private Credit IV, L.P. (DE) - PineBridge Private Credit IV General Partner, L.P. is the
general partner of PineBridge Private Credit IV, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit IV General Partner, L.P. owns
0.33%, and PineBridge Private Credit IV RFF, L.P. owns 99.44%. The remaining limited partnership interests are held by employees.

			(a)	PineBridge Private Credit IV Holdings Lev, LLC (DE)

e)
PineBridge Private Credit IV Parallel RFF, L.P. (DE) - PineBridge Private Credit IV General Partner, LLC is
the general partner of PineBridge Private Credit IV Parallel RFF, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

f)
PineBridge Private Credit IV RFF, L.P. (DE) - PineBridge Private Credit IV General Partner, LLC is the
general partner of PineBridge Private Credit IV RFF, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

	g)	Pinebridge Private Credit IV Series Feeder, L.P. (DE) - This entity currently not in operation and no LPs invested in it yet.
9)	PineBridge Vantage Partners LLC (DE)
	a)	PineBridge Co-Investment Feeder, Ltd. (CYM)
b)
PineBridge Vantage Partners GP, L.P. (DE) - PineBridge Vantage Partners LLC is the general partner of
PineBridge Vantage Partners GP, L.P. (the "Fund GP"). 100% of the limited partnership interests of the
Fund GP are held by third parties.

10)
PineBridge Global Dynamic Absolute Return Fund LLC (DE) - PineBridge Investments LLC hold 100% of the voting interest of PineBridge Global Dynamic Absolute Return Fund LLC (the "Fund"). 99.75% of the
non-voting interests of the Fund are held by third parties and 0.25% are held by PineBridge Investments LLC.

11)	PineBridge Highstar (SPE) LLC (DE)
12)	PineBridge Investments Management LLC (DE)
13)	PineBridge European Real Estate GP, LLC (CYM)
a)
PineBridge European Real Estate SPV, L.P. (CYM) - PineBridge European Real Estate GP, LLC is the
general partner of PineBridge European Real Estate SPV, L.P. (the "Fund"). 100% of the limited partnership interests of Fund are held third parties.

14)
PineBridge Senior Secured Loan US Fund LLC (DE) - PineBridge Investments LLC hold 100% of the voting interest of PineBridge Senior Secured Loan US Fund LLC. 100% of the non-voting interests of the Fund are held by third parties.

15)	PineBridge Structured Capital General Partner III LLC (DE)
a)
PineBridge Structured Capital General Partner III, L.P. (DE) - PineBridge Structured Capital General
Partner III LLC is the general partner of PineBridge Structured Capital General Partner III, L.P. (the
"Fund"). 16.51% of the limited partnership interest of Fund are held by current and former employees and
83.49% held by third parties.

(1)
PSC III Arch AIV I, L.P. (CYM) - PineBridge Structured Capital General Partner III, L.P.is the general partner of PSC III Arch AIV I, L.P. (the "AIV"). 99.21% of the limited partnership interests of the AIV are held by PSC III Arch EP Blocker Inc and 0.79% held by PineBridge Structured Capital General
Partner III, L.P.

(2)
PineBridge Structured Capital Partners Offshore III-A, L.P.(CYM) - PineBridge Structured Capital
General Partner III, L.P. is the general partner of PineBridge Structured Capital Partners Offshore
III-A, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund:
PineBridge Structured Capital General Partner III, L.P. holds 0.79%. The remaining limited partnership interests are held by third parties.

b)
PineBridge Structured Capital Partners III (Feeder), L.P. (CYM) - PineBridge Structured Capital General
Partner III LLC is the general partner of PineBridge Structured Capital Partners III (Feeder), L.P. (the
"Fund"). 100% of the limited partnership interests of Fund are held by third parties.

c)
PineBridge Structured Capital Partners III, L.P. (DE) - PineBridge Structured Capital General Partner III
LLC is the general partner of PineBridge Structured Capital Partners III, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PSC III Splitter 1 LP holds 41.10%, and
PineBridge Structured Capital General Partner III, L.P. holds 4.61%. The remaining limited partnership interests are held by third parties.

		(1)	PB Riveron Blocker, Inc. (DE)
		(2)	PB Riveron-A Blocker, Inc. (DE)

(3)
PSC III AIV I, L.P. (DE) - PineBridge Structured Capital Partners III, L.P. is the general partner of
PSC III AIV I, L.P. (the "AIV"). 54.29% of the limited partnership interests of the AIV are held by third parties, 41.10% are held by PSC III Splitter 1, L.P., and 4.61% are held by PineBridge Structured
Capital General Partner III, L.P.

d)
PSC III Arch Feeder I, L.P. (CYM) - PineBridge Structured Capital General Partner III LLC is the general partner of PSC III Arch Feeder I, L.P. (the "Feeder Fund"). 100% of the limited partnership interest of
Feeder Fund are held by PineBridge Structured Capital Partners Offshore III-A L.P.

		(1)	PSC III Arch EP Blocker, Inc. (DE)
(2)
PSC III EP Blocker, Inc. (DE) - 100% of the voting interests of PSC III EP Blocker, Inc. are held by
PSC III Arch Feeder I, L.P. 100% of the non-voting interest of PSC III EP Blocker, Inc. are held by
PineBridge Structured Capital Partners III (Feeder), L.P.

e)
PSC III Blocker, L.P. (CYM) - PineBridge Structured Capital General Partner III LLC is the general partner of PSC III Blocker, L.P. (the "Blocker"). 100% of the limited partnership interest of the Blocker are held by PineBridge Structured Capital Partners III (Feeder), L.P.

f)
PSC III Splitter 1, L.P. (DE) - PineBridge Structured Capital General Partner III LLC is the general partner of PSC III Splitter 1, L.P. (the "Fund"). 100% of the limited partnership interests of Fund are held by PSC III Blocker, L.P.

16)	PineBridge Structured Capital II GP, LLC (DE) -
a)
PineBridge Structured Capital General Partner II, LP - PineBridge Structured Capital II GP, LLC is the
general partner of PineBridge Structured Capital General Partner II, LP (the "Fund"). 80% of the limited partnership interests of the Fund are held by current and former employees and 20% are held by third parties.

		(1)	PineBridge Structured Capital General Partner Offshore II, LLC (DE)
(a)
PineBridge Structured Capital Partners Offshore II, L.P. (CYM) - PineBridge Structured Capital
General Partner Offshore II, LLC is the general partner of PineBridge Structured Capital
Partners Offshore II, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Structured Capital General Partner Offshore II, LLC holds 0.67%. The remaining limited partnership interests are held by third parties.

				i.	PB SC II BN Blocker, Inc. (DE)
				ii.	PB SC II UCC Blocker, Inc. (DE)
				iii.	PG Investment Corp II, Inc. (DE)
iv.
RP BN Blocker, Inc. (DE) - 100.00% of the voting interests of RP BN Blocker, Inc. areheld by
PineBridge Structured Capital Partners Offshre II, L.P. 100.00% of the non-voting interests of RP BN Blocker, Inc. are held by third parties.

(b)
PineBridge Structured Capital Partners Offshore II-A, L.P. (CYM) - PineBridge Structured
Capital General Partner Offshore II, LLC is the general partner of PineBridge Structured Capital
Partners Offshore II-A, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Structured Capital General Partner Offshore II, LLC holds
0.67%. The remaining limited partneship interests are held by third parties.

				i.	PB SC II-A BN Blocker, Inc. (DE)
				ii.	PB SC II-A UCC Blocker Inc. (DE)
				iii.	PG Investment Corp II-A, Inc. (DE)
(2)
PineBridge Structured Capital Partners II, L.P. (DE) - PineBridge Structured Capital General Partner
II, LP is the general partner of PineBridge Structured Capital Partners II, L.P. (the "Fund"). The
following affiliates hold limited partnership interests in the Fund: PineBridge Structured Capital II
Sponsor, LLC holds 43.02%, and PineBridge Structured Capital General Partner II, L.P. holds 1.556%.
The remaining limited partnership interests are held by third parties.

17)	PineBridge Flexible Credit Implementation, LLC (DE)
a)
PineBridge Flexible Credit Offshore Fund, LLC (CYM) - 100.00% of the voting interests of PineBridge
Flexible Credit Offshore Fund, LLC are held by PineBridge Flexible Credit Implementation, LLC. 100.00%
of the non-voting interests of PineBridge Flexible Credit Offshore Fund, LLC are held by third parties.

b)
PineBridge Flexible Credit Onshore Fund, LLC (DE) - 100.00% of the voting interests of PineBridge
Flexible Credit Onshore Fund, LLC are held by PineBridge Flexible Credit Implementation, LLC. 99.46% of
the non-voting interests of PineBridge Flexible Credit Onshore Fund, LLC are held by third parties. 0.54%
of the non-voting interests of PineBridge Flexible Credit Onshore Fund, LLC are held by PineBridge
Investments Holdings US LLC.

1)
PB PC Blocker A, Inc. (DE) - 100% of the voting securities of PB PC Blocker A, Inc. are held by PineBridge
Investments LLC. 99.80% of the non-voting securities of PB PC Blocker A, Inc. are held by PineBridge Private
Credit (Feeder A), L.P. and 0.20% by PineBridge Private Credit General Partner, L.P.

		1)	PineBridge Private Credit IV Offshore GP, S.à.r.l. (Luxembourg)
a)
PineBridge Private Credit IV Offshore SLP (Luxembourg) - 100.00% of the voting interests of PineBridge
Private Credit IV Offshore SLP are held by PineBridge Private Credit IV Offshore GP, S.a.r.l. 100% of the
economic interests of PineBridge Private Credit IV Offshore SLP are held by third parties.

(1)
PineBridge Private Credit IV Offshore Blocker Series, LLC (DE) - 97.99% of PineBridge Private Credit
IV Offshore Blocker Series, LLC is owned by PineBridge Private Credit IV Offshore SLP and 2.01% is
held by PineBridge Private Credit IV General Partner, L.P.

				(2)	PineBridge Private Credit IV Offshore Blocker Series, LLC (DE)
	d.	PineBridge Private Credit Agent LLC (DE)
		1)	PineBridge Highstar (SPE) LLC
		2)	PineBridge Investments Management LLC (DE)
			a)	PineBridge Senior Secured Loan Fund Ltd. (CYM)
	e.	PineBridge Securities LLC (DE)
6.	PineBridge Investments IP Holdings Limited (CYM)
7.	PineBridge Investments Americas Holdings Limited (CYM)
	a.	PineBridge GEM II G.P., Co. (CYM)
1)
PineBridge GEM II G.P., L.P. (CYM) - PineBridge GEM II G.P., Co. is the general partner of PineBridge GEM II
G.P., L.P. (the "Fund GP"). 62.62% of the limited partnership interests of the Fund GP are held by third parties,
0.19% are held by PineBridge GEM II G.P., Co. and 37.19% are held by current or former employees.

a)
PineBridge GEM II (Alberta) GP, L.P (Canada) - PineBridge GEM II G.P., L.P. is the general partner of
PineBridge GEM II (Alberta) GP, L.P. (the "Fund GP"). 100.00% of the limited partnership interests of
Fund GP are held by current and former employees.

(1)
Lauren Holdings, LP (Canada) - Lauren Holdings, L.P. (the "AIV") is an AIV of PineBridge GEM II
(Alberta) GP, L.P. 98.07% of the limited partnership interests of the AIV are held by third parties.
1.93% of the limited partnership interests in the AIV are held by PineBridge GEM II (Alberta) GP, L.P.

(2)
Oliver Investments, LP (Canada) - Oliver Investments, LP (the "AIV") is an AIV of PineBridge GEM II
(Alberta) GP, L.P. 98.07% of the limited partnership interests of the AIV are held by third parties.
1.93% of the limited partnership interests in the AIV are held by PineBridge GEM II (Alberta) GP, L.P.

(3)
Victoria Capital, LP (Canada) - Victoria Capital, LP (the "AIV") is an AIV of PineBridge GEM II
(Alberta) GP, L.P. 98.07% of the limited partnership interests of the AIV are held by third parties and
1.93% are held by PineBridge GEM II (Alberta) GP, L.P.

b)
PineBridge GEM II Feeder, L.P. (CYM) - PineBridge GEM II G.P., L.P. is the general partner of PineBridge
GEM II Feeder, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

				(1)	PineBridge GEM II Feeder Ltd. (CYM)
			c)	PineBridge GEM II GP Ltd. (CYM)
(1)
PineBridge Global Emerging Markets Partners II, L.P. (CYM) - PineBridge GEM II GP Ltd. is the
general partner of PineBridge Global Emerging Markets Partners II, L.P. (the "Fund"). 98.07% of the
limited partnership interests in of the Fund are held by third parties, and 1.93% are held by
PineBridge GEM II G.P., L.P.

(a) Aditi Investment Holdings Limited (Mauritius)

		b.	PineBridge GEM II Special Distribution GP, Ltd. (CYM)
1)
PineBridge GEM II Special Distribution, L.P. (CYM) - PineBridge GEM II Special Distribution GP, Ltd. is the
general partner of PineBridge GEM II Special Distribution, L.P. (the "Fund"). 66.67% of the limited partnership interests in the Fund are held by PineBridge GEM II Special Distribution G.P., Ltd and 33.33% are held by current and former employees.

		c.	PineBridge GEM II, LLC (DE)
		d.	PineBridge GEM Viaduct GP, Co. (CYM)
			1)	AIG GEM Viaduct Media Holdings Bermuda, Ltd. (CYM)
			2)	AIG GEM Viaduct Media Holdings Singapore, Ltd. (CYM)
3)
PineBridge GEM Viaduct GP, L.P. (CYM) - PineBridge GEM Viaduct GP, Co. is the general partner of PineBridge
GEM Viaduct GP, L.P. (the "Fund GP"). 76.43% of the limited partnership interests of Fund GP are held by third parties 0.67% are held by PineBridge GEM Viaduct G P, Co., and 22.90% are held by current or former employees.

a)
PineBridge Global Emerging Markets Partners Viaduct, L.P. (CYM) - PineBridge GEM Viaduct GP, L.P. is
the general partner of PineBridge Global Emerging Markets Partners Viaduct, L.P. (the "Fund"). 99.00% of
the limited partnership interests of the Fund are held by third parties and 1.00% are held by PineBridge
GEM Viaduct G.P., L.P.

					(1)	PineBridge Eurasia Financial Investments S.à.r.l. (Luxembourg)
		e.	PineBridge GEM Viaduct Manager, LLC (DE)
		f.	PineBridge New Europe GP, Ltd. (CYM)
1)
PineBridge New Europe GP, L.P. (CYM) - PineBridge New Europe GP, Ltd. is the general partner of PineBridge
New Europe GP, L.P. (the "Fund GP"). 100.00% of the limited partnership interests of the Fund GP are held by current and former employees.

		g.	PineBridge New Europe II GP, Ltd. (CYM)
1)
PineBridge New Europe II GP, L.P. (CYM) - PineBridge New Europe II GP, Ltd. is the general partner of
PineBridge New Europe II GP, L.P. (the "Fund GP"). 55.40% of the limited partnership interests of the Fund GP are held by third parties, 44.40% are held by current or former employees, and 0.20% are held by PineBridge
New Europe II GP, Ltd.

a)
PineBridge New Europe Partners II, L.P. (CYM) - PineBridge New Europe II GP, L.P. is the general partner of PineBridge New Europe Partners II, L.P. (the "Fund"). 99.05% of the limited partnership interests of the
Fund are held by third parties and 0.95% are held by PineBridge New Europe II GP, L.P.

					(1)	NEF Cable Holdings S.à r.l. (Luxembourg)
(a) Polynifin B.V. (Netherlands)
b)
PineBridge New Europe Partners II-A, L.P. (CYM) - PineBridge New Europe II GP, L.P. is the general partner of PineBridge New Europe Partners II-A, L.P. (the "Fund"). 98.24% of the limited partnership interests in the Fund are held by third parties and 1.76% are held by PineBridge New Europe II GP, L.P.

					(1)	Frégate Investments S.à r.l. (Luxembourg)
					(2)	Kingscote S.à r.l. (Luxembourg)
					(3)	Ratiocino Limited (Cyprus)
		h.	PineBridge New Europe II Manager, LLC (DE)
i.
PineBridge New Europe Manager, Ltd. (CYM) - 70% of the interests in PineBridge New Europe Manager, Ltd. is held by PineBridge Investments Americas Holdings Limited. The remaining 30% is held by a third-party.

I.	MetLife Insurance Brokerage, Inc. (NY)
J.	Cova Life Management Company (DE)
K.	MetLife Consumer Services, Inc. (DE)
L.	MetLife Global, Inc. (DE)
	1)	MetLife Global Bermuda, Ltd. (Bermuda)
M.	MetLife Reinsurance Company of Hamilton, Ltd. (Bermuda)

N.	MetLife Global Benefits, Ltd. (CYM)
O.	Newbury Insurance Company, Limited (DE)
P.
Inversiones MetLife Holdco Dos Limitada (CHL) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife,
Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

Q.	MetLife Reinsurance Company of Charleston (SC)
R.	MetLife Capital Trust IV (DE)
S.	MetLife Home Loans, LLC (DE)
T.	MetLife Pet Insurance Solutions, LLC (KY)
U.	Metropolitan General Insurance Company (RI)
V.
Chariot Holding Company, LP (BMU) - MetLife, Inc. holds an approximate 23% interest in the non-voting limited partnership interests of Chariot Holding Company, LP, a Bermuda exempted limited partnership. The remaining interests are held by third parties. The Nebraska Department of Insurance has approved MetLife’s application to disclaim affiliation with Chariot Holding
Company, LP and its subsidiaries.

	1.	Chariot MidCo, LLC (DE)
	2.	Chariot Reinsurance, Ltd. (BMU)
W.	MetLife Insurance Brokerage, Inc. (NY)
X.	MetLife Reinsurance Company of Vermont (VT)
Y.	MetLife Group, Inc. (NY)
	1.	MetLife Services and Solutions, LLC (DE)
		a.	MetLife Solutions Pte. Ltd. (SGP)
1)
MetLife Services East Private Limited (IND) - 57.279332% of MetLife Services East Private Limited is owned by
MetLife Global Operations Support Center Private Limited, 42.720666% is owned by MetLife Solutions Pte.
Limited, and 0.000002% is owned by Natiloportem Holdings LLC.

2)
MetLife Global Operations Support Center Private Limited (IND) - 99.99999% of MetLife Global Operations
Support Center Private Limited is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem
Holdings, LLC.

Z.	MetLife Investors Group, LLC (DE)
	1.	MetLife Investors Distribution Company (MO)
	2.	MetLife Investments Securities, LLC (DE)
1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.
2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.
3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.
4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.
Item 33. Indemnification
As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.
MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.
MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Metropolitan Life Separate Account E
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Separate Account No. 13S
(b)
Management. MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Address	Positions and Offices With Underwriter
Jessica T. Good 200 Park Avenue New York, NY 10166	Director, Chair of the Board, President and Chief Executive Officer
Kelli Buford 200 Park Avenue New York, NY 10166	Secretary
Michael J. McDermott 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Michael Yick 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer

Name and Principal Business Address	Positions and Offices With Underwriter
Alexis Kuchinsky One MetLife Way Whippany, NJ 07981	Chief Compliance Officer
Geoffrey Fradkin 200 Park Avenue New York, NY 10166	Vice President
Gabriel Lopez 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Dan P. Antilley, Jr. 200 Park Avenue New York, NY 10166	Senior Vice President and Chief Information Security Officer
Thomas J. Schuster 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Peter Gruppuso 200 Park Avenue New York, NY 10166	Assistant Vice President and Chief Financial Officer
Geeta Alphonso-Napoli 200 Park Avenue New York, NY 10166	Chief Legal Officer
Anika Wall 200 Park Avenue New York, NY 10166	Director and Vice President
(c)
Compensation from the Registrant. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant during their last fiscal year.
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$3,994,919	$0	$0	$0
Item 35. Location of Accounts and Records
The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:
(a)
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166
(b)
MetLife Investors Distribution Company
200 Park Avenue
New York, NY 10166
(c)
MetLife
18210 Crane Nest Drive
Tampa, FL 33647
Item 36. Management Services
Not applicable

Item 37. Fee Representation
Depositor hereby makes the following representation:
Metropolitan Life represents that the fees and charges deducted under the Policies offered and sold pursuant to this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Louis, and State of Missouri, on this 22nd day of April, 2026.
Metropolitan Life Separate Account UL (Registrant)
By:	Metropolitan Life Insurance Company (Depositor)

By:	/s/ Elizabeth Rich
Elizabeth Rich Assistant Vice President

Metropolitan Life Insurance Company (Depositor)
By:	/s/ Elizabeth Rich
Elizabeth Rich Assistant Vice President

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 22, 2026.
Signature	Title
*
R. Glenn Hubbard	Chairman of the Board and Director
*
Michel A. Khalaf	President, Chief Executive Officer and Director
*
John D. McCallion	Executive Vice President and Chief Financial Officer
*
Toby Srihiran-Brown	Executive Vice President and Interim Chief Accounting Officer
*
Daniel S. Glaser	Director
*
Michelle Seitz	Director
*
Carlos M. Gutierrez	Director
*
Carla A. Harris	Director
*
Laura J. Hay	Director
*
David L. Herzog	Director
*
Jeh C. Johnson	Director
*
Edward J. Kelly, III	Director
*
William E. Kennard	Director

Signature	Title
*
Diana McKenzie	Director
*
Denise M. Morrison	Director
*
Mark A. Weinberger	Director

*By:	/s/ Heather Harker
Heather Harker Attorney-in-Fact April 22, 2026
*
Metropolitan Life Insurance Company. Executed by Heather Harker, on behalf of those indicated pursuant to powers of attorney.